UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-2168
                                                     ---------------------

                            ACTIVA MUTUAL FUND TRUST
 ------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



                         2905 Lucerne Dr. SE, Suite 200
                        Grand Rapids, Michigan 49546-7116
------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

     Allan D. Engel, President, Secretary, and Treasurer Activa Mutual Fund
                          2905 Lucerne Dr SE, Suite 200
                        Grand Rapids, Michigan 49546-7116
------------------------------------------------------------------------------
                     (Name and address of agent for service)

      Registrant's telephone number, including area code:  (616) 787-6288
                                                           -------------------

                  Date of fiscal year end: December 31
                                           ------------------

                  Date of reporting period: December 31, 2003
                                            -----------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO SHAREHOLDERS.
-------------------------------

The attached Annual Report to Shareholders was mailed on February 27, 2004.




Activa

[Logo]

ANNUAL REPORT
DECEMBER 31, 2003

ACTIVA MONEY MARKET FUND
   Sub-Adviser: JP Morgan Investment
   Management, Inc.

ACTIVA INTERMEDIATE BOND FUND
   Sub-Adviser: McDonnell Investment
   Management, LLC

ACTIVA VALUE FUND
   Sub-Adviser: Wellington Management, Co. LLP

ACTIVA GROWTH FUND
   Sub-Adviser: State Street Research &
   Management Company

ACTIVA INTERNATIONAL FUND
   Sub-Adviser: Nicholas-Applegate
   Capital Management

A selection of stock, bond, and money market funds, managed by professional advisers, which are designed to help investors meet their financial goals.

Logo: Activa Mutual Funds

ACTIVA Mutual Funds Annual Report

Contents

                                                                            Page

SHAREHOLDER LETTER                                                             1

ACTIVA MONEY MARKET FUND                                                       2

ACTIVA INTERMEDIATE BOND FUND                                                  3

ACTIVA VALUE FUND                                                              5

ACTIVA GROWTH FUND                                                             7

ACTIVA INTERNATIONAL FUND                                                      9



ACTIVA Officers and Trustees of the Fund                                      11



SCHEDULE OF INVESTMENTS

   Activa Money Market Fund                                                   13

   Activa Intermediate Bond Fund                                              14

   Activa Value Fund                                                          17

   Activa Growth Fund                                                         22

   Activa International Fund                                                  26


                                                                            Page

STATEMENT OF ASSETS AND LIABILITIES                                           32

STATEMENT OF OPERATIONS                                                       33

STATEMENT OF CHANGES IN NET ASSETS                                            34

NOTES TO FINANCIAL STATEMENTS                                                 36



FINANCIAL HIGHLIGHTS                                                          40

INDEPENDENT AUDITORS' REPORT                                                  44



Activa Mutual Funds
2905 Lucerne SE, Suite 200
Grand Rapids, Michigan 49546
(616) 787-6288 (800) 346-2670
www.activafunds.com

ANNUAL REPORT

Dear Shareholder:

I am pleased to provide you with the Annual Report to Shareholders for the Activa Mutual Funds for the year ended December 31, 2003. The following pages include the sub-advisers' management discussions and performance reviews for the Fund's portfolios.

The stock markets had their first positive year since 1999 and appear to have stabilized. The Dow Jones Industrial Average finished the year up 25.3% and the Standard & Poor's 500 Index for the same period also ended up with a 28.7% return. Small-Cap stocks had the largest one-year return with the Nasdaq ending the year up 50.0%. International stock markets also posted positive double-digit returns with the MSCI EAFE Index up 39.2%.

During the second half of the year mutual fund investors continued to have an optimistic outlook for stocks as shown by their investment into equity mutual funds. For the year $152.8 billion of new cash was invested into stock funds, as compared with the net outflows during 2002 of $27.8 billion. Bond-fund net cash flows for 2003 of $38 billion, were down 69% from 2002's net flow of $124 billion.

Although the markets have appeared to have stabilized and mutual fund stock investors are returning to the markets, the mutual fund industry faces many challenges. Allegations of improper after-hour trading and market timing for preferred investors have overwhelmed many in the industry. We at Activa do not condone such practices.

We are pleased to report to you that the Activa Funds and their management do not participate in any types of the abusive trading arrangements and practices alleged to have taken place at other firms. Activa ensures that deadlines are strictly enforced by not entering into third party distribution relationships nor any special arrangements with large investors. Activa also monitors and restricts shareholder accounts to ensure that short-term excessive trading does not occur.

With many investors believing that the economy will continue to recover, it is important to remember that it is impossible to predict market direction and how the stock and bond markets will be affected in either the short or the long term. The positive returns during 2003 may have some investors trying to chase performance which can sometimes be fatal. With this in mind it is as important as ever for investors to maintain and review their investment objectives and focus of their investment programs. Diversification among asset classes and the appropriate mix of stock and bond investments have helped many investors weather market volatility in the past.

Maintaining a diversified investment plan and using dollar cost averaging may help investors achieve their goals. Dollar cost averaging involves investing a certain amount of money in the same fund at the same time each month or quarter. By investing the same dollar amount on a periodic basis in the same fund you may pay a lower average cost per share. Although dollar cost averaging does not guarantee a profit, it does encourage discipline, eliminate the need to decide when to invest, and avoid the temptation to time the market. Activa Mutual Funds can help you maintain an investment program by establishing an automatic investment program from your bank account. You can choose the dollar amount (minimum $50), time periods, and Funds you want to invest in. Call an Activa Funds Shareholder Representative (1-800-346-2670) to further discuss dollar cost averaging and how you can establish an automatic investment program.

To help investors determine their personal asset allocation and investment needs the Activa Funds web-site offers a variety of financial calculators to aid investors in planning. Please visit our web site at www.activafunds.com to access the financial calculators, and learn how you can develop a diversified portfolio using the Activa Funds.

We here at Activa funds thank you for your support of our Fund family and we will continue to make it our priority to bring you the highest level of quality and service.

Sincerely,


/s/ Allan D. Engel

Allan D. Engel
President

                                             Activa Mutual Funds Annual Report 1

Activa Money Market Fund -- JP Morgan Investment Management, Inc.

The Activa Money Market Fund returned 0.47% for the one-year period ended December 31, 2003. Contributing to performance was our active management of the Fund's weighted average maturity (WAM). A longer WAM is beneficial in a decreasing interest rate environment because it helps to increase the total return of the Fund.

At the beginning of 2003, investors were confronted with the possibility of war in Iraq, the ongoing terrorism threat, the SARS outbreak and economic weakness. In the spring, a brighter economic outlook as well as better-than-expected corporate earnings and the passage of a tax package had captured investors' attention. The Federal Reserve Board left interest rates unchanged until June when it eased the Federal Funds Rate by a quarter-percent to 1%. The economy strengthened markedly in the third quarter, and during the fall it began to make the transition from being policy-driven to becoming self-sustaining. Strong profits supported the corporate sector's increase in capital spending and hiring. The Fed indicated in December that it would keep its monetary policy on hold until economic conditions warrant a change.

For most of the first quarter, the market suffered from a lack of relative value. We focused on maintaining the Fund's WAM by purchasing commercial paper and certificates of deposit (CDs) with two- to six-month maturities. When large maturities caused the WAM to shorten, we compensated by adding one-year fixed-rate CDs to increase yield. We also purchased four- to six-month commercial paper and CDs in an effort to extend the WAM toward our 65- to 70-day target. However, because we believed that the Fed would ease interest rates, we began to extend and ultimately maintained a longer WAM, targeting a range of 70 to 73 days and concentrating our purchases in four- to six-month issues As the time for Fed action drew near, the market priced in a more aggressive cut than was actually announced. Seeing little value in extended maturities, we allowed our WAM to shorten.

In the second half of the year, we targeted a longer WAM. During the third quarter, our purchases were concentrated in four- to six-month maturities. We also bought agency discount notes at attractive rates relative to commercial paper. As yields moved higher, we added one-year paper. As interest rates rallied toward quarter end, we focused on one- to five-month commercial paper. We began the fourth quarter targeting a WAM of 70 to 75 days. To maintain a longer WAM, we bought commercial paper and CDs with six-month maturities. To keep our cash positions low as year end approached, we bought one-month commercial paper, which caused the WAM to shorten by several days. We also added an agency floating rate note and will look to increase the number of floaters in the Portfolio when interest rates begin to rise.

2 Activa Mutual Funds Annual Report

Activa Intermediate Bond Fund -- McDonnell Investment Management, LLC

We are please to provide you our annual report for the year ended December 31, 2003. Interest rate volatility and the relative strength of corporate bonds were two of the key themes driving the market in 2003. As we entered 2003, the fixed income market was focused on the prospects for economic recovery and the likelihood of rising interest rates, however, for most of the first half of the year rates moved lower until a sharp rise occurred during the summer months as concerns about the federal budget deficit and emerging economic strength caused a decline in bond prices.

After the 10 year treasury yield peaked near 4.60% in early September, the bond market rallied as the Fed alleviated market concerns about near term prospects for a fed funds target rate increase. The 10 year treasury yield ended the year at 4.25%, well off the high yield mark for 2003, but 0.43% higher than the beginning of the year yield of 3.82%.

The Lehman Brothers Aggregate Index (the Index) returned 4.11% for the twelve months ended December 31, 2003. All sector components of the Index generated positive returns with the credit sector generating a substantial total return of 7.70%. The second best performing sector was the mortgage sector with a 3.07% total return. The lowest returning sector for the period was the treasury sector with a 2.24% total return. The unprecedented dominance of the corporate sector relative performance was driven by the reversal of the extreme weakness experienced in 2002 and the subsequent recovery in corporate profits.

With respect to monetary policy, the Federal Reserve reduced the fed funds target rate to 1.00% at its June meeting as its apparent concerns over disinflation outweighed fears of reflation. However, by year end the Fed's disinflation concern had diminished as a result of ongoing dollar weakness and robust economic growth. The decline in the short term fed funds rate contributed to an overall slightly steeper yield curve at year end. The yield difference from 2 year treasuries to 30 year treasuries increased from 3.18% as of December 31, 2002 to 3.25% as of December 31, 2003. Overall, the 2-year treasury yield increased from 1.60% on December 31, 2002 to 1.82% on December 31, 2003, while the 30-year treasury yield increased from 4.78% to 5.07% over the same period. Despite the slight increase in interest rates the coupon income coupled with the strong price performance of the corporate sector contributed to a positive total return for the Activa Intermediate Bond Fund (the Fund).

The U.S. economy showed signs of a strong recovery as real GDP grew at nearly 4% for the 12 months ended September 30, 2003 with expectations of 4% or higher Q4 2003. The employment trends during the next few months will be key to whether the recent increases in rates are sustainable. Prolonged employment stagnation might imperil the recovery, as consumers may become more cautious and save more from modestly growing income and diminished opportunities to refinance mortgages.

As of December 31, 2003, the Fund had a duration of approximately 4.5 years, which was comparable to the 4.6 year duration of the Fund's benchmark, the Lehman Brothers Aggregate Bond Index. With respect to relative sector weightings, the Fund held overweight positions in the corporate and asset and mortgage backed sectors. We believe the relative yield premiums offered by these sectors remain attractive and present attractive total return opportunities. We anticipate maintaining the current posture as we enter 2004. The Fund generated total returns of 3.49 and 7.18 percent, respectively, for the twelve months and since inception for the periods ended December 31, 2003.

We believe the first half of 2004 will continue to present challenges for fixed-income portfolios, particularly if strong, steady employment growth emerges and interest rates begin to rise. However, an improved economic environment should maintain favorable credit conditions and potentially present opportunities to structure maturities along the yield curve. The most recent statement from the Federal Reserve Board indicated that economic risks appear to be balanced between conditions that may generate economic weakness as well as economic strength. As a result, market expectations for a change in the Fed Funds rate have priced in a possible 0.25% increase in the second quarter of 2004. However, as a reminder, market expectations in 2003 of an increase in the Fed Funds rate were not realized.

We expect to continue to meet these challenges through appropriate risk management and our disciplined investment style. The balance of the report provides additional details about the fund.

                                             Activa Mutual Funds Annual Report 3

Activa Intermediate Bond Fund continued

                                              Average Annual Total Return*
                                             Periods ended December 31, 2003
                                          --------------------------------------
                                          One Year       Since Inception 8/30/99
Activa Intermediate Bond Fund               3.49%                 7.18%
Lehman Bros. Aggregate Bond Index**         4.11%                 8.15%

Year-by-Year Performance

           Average Annual Return of the Activa Intermediate Bond Fund
  Growth of an assumed $10,000 investment in Activa Intermediate Bond Fund from
                   8/30/99 through 12/31/03: Includes all fees

Line Chart:
Date          Activa Intermediate Bond Fund   Lehman Bros. Aggregate Bond Index
8/30/99       10000                           10000
1999          10063                           10104
2000          11053                           11279
2001          11991                           12229
2002          13052                           13485
2003          13507                           14039


* The illustrations include recurring expenses incurred by all shareholder accounts, and all ordinary income dividends and capital gain distributions reinvested at net asset value (without sales charge). No adjustments have been made for any income taxes payable by shareholders on ordinary income dividends and capital gain distributions accepted in shares which are payable by shareholders on Fund distributions or the redemption of Fund shares. Past performance is not predictive of future performance. Returns and net asset value fluctuate and an investor's shares, when redeemed, may be worth more or less than their original investment. For additional information, see the prospectus, Statement of Additional Information and the Financial Highlights at the end of this report.

** The Lehman Bros. Aggregate Bond Index represents an unmanaged total return Index and includes U.S. Treasury and agency obligations, U.S. dollar denominated foreign obligations and U.S. investment grade corporate debt and is not impacted by the Fund's operating expenses.


4 Activa Mutual Funds Annual Report

Activa Value Fund -- Wellington Management Co., LLP

Equity markets posted strong double digit returns in 2003 driven by a combination of an improved geopolitical environment after a relatively short war with Iraq, renewed economic growth, improving credit markets, and investor perception that deflationary risks had bottomed. In particular, strong fiscal and monetary stimulus in the form of tax cuts and rebates, low interest rates, deficit spending, and high money supply growth pushed the economy ahead.

For the full-year period, value stocks and growth stocks (measured by the Russell 1000 Value Index and Russell 1000 Growth Index, respectively) performed essentially in-line, with value stocks edging ahead by a very small margin. Small- and mid-cap stocks outperformed large-cap stocks for the full year (measured by the Russell 2000 Index, S&P 400 Index and S&P 500 Index, respectively). Technology and Consumer Discretionary sectors were the best performing sectors, while Telecommunications Services and Health Care lagged the Russell 1000 Value Index by the greatest margin.

The Activa Value Fund recorded strong positive performance of +28.4% net of expenses during the twelve-month period, but slightly trailed the +30.0% return of the Russell 1000 Value index.

The Fund's investment approach uses fundamental, or "bottom-up," security analysis to focus on stock selection within industries; rather than making significant sector bets, industry weights are kept in line with those of the Russell 1000 Value Index. The Fund consists of multiple sub-portfolios, each actively managed by one of Wellington Management's global industry analysts.

For the full year, the Fund's bottom-up investment approach produced positive benchmark-relative results in five of the ten broad market sectors. Strong stock selection within Industrials and Financials contributed most to relative performance, while Information Technology, Telecommunications Services and Health Care detracted.

Relative performance within the Industrials sector was positive largely due to investors looking for an up-tick in personal and business travel following the resolution of the Iraq war coupled with an improving economic backdrop. The Fund's value-added was strongest within the commercial services & supplies, airlines and road & rail industries. Within the commercial services & supplies industry, Cendant, a global provider of complementary consumer and business services, was leveraged to the recovery in travel. Similarly, within the airlines industry, Continental Airlines, one of our favorite names among the major US carriers, surged as war uncertainties came to an end. Among the rail companies, Canadian National Railway was a strong performer. Returns in the Industrials sector were also helped by the strength of aerospace & defense stocks. Defense stocks have received a boost along with US expenditures in Iraq and rising perception that the US military arsenal is not fully equipped to combat the new types of geo-political threats.

Returns within the Financials sector were also strong overall, driven by improving credit quality, rising equity markets, a steeper yield curve, and the mortgage refinancing boom. Our holding in Merrill Lynch, a diversified financial company, benefited from the improved environment and helped relative performance. Regional bank UnionBanCal also aided performance, as it continues to gain market share and improve loan quality. Our strong stock selection among real estate holdings provided the largest overall boost to relative performance. Regional mall and shopping center owners benefited from the strength in the consumer spending and retail environments during the year.

The Fund's holdings in the Information Technology sector were up strongly for the year, driven by holdings in the computer & peripherals and semiconductors & semiconductor equipment industries. However, portfolio returns within the sector trailed the benchmark as the market showed a preference for speculative names and our quality bias hurt. The Information Technology sector has been at the forefront of the rally in the equity markets, with returns that rival the bubble period of the late nineties.

Stock selection among diversified telecommunications companies detracted from the Fund's relative performance as our holdings in Qwest Communications and AT&T declined for the full year. Regulatory changes have led to increased competition, as the RBOCs (Regional Bell Operating Companies) move into the enterprise telecommunications space and expand their long-distance services. This negatively impacted revenue growth at AT&T more than expected. However, the company should benefit from the launch of internet phone service, "VOIP (Voice Over Internet Protocol), and a broadening of local service offerings.

The Fund's underperformance within Health Care was largely a result of our stock selection with the health care providers & services industry. The Fund's holdings in the industry recorded double-digit returns overall but were up significantly less than benchmark holdings. For the full year, health plan stocks outperformed other areas of the industry, such as drug distributors, as price increases outpaced medical cost inflation and boosted earnings upside. In addition, our holding in pharmaceutical company Schering-Plough detracted from performance in the sector. The stock declined in 2003 as earnings expectations fell, creating a sense of capitulation among investors. Sentiment in the stock improved as the company emerged from difficulties surrounding product patent expirations.

                                             Activa Mutual Funds Annual Report 5

Activa Value Fund continued

                                        Average Annual Total Return*
                                      Periods ended December 31, 2003
                                  ----------------------------------------
                                  One Year      Five Year         Ten Year
Activa Value Fund**                28.37%         0.80%              7.83%
Russell 1000 Value Index***        30.03%         3.56%             11.88%
S&P 500 Index****                  28.67%        -0.57%             11.06%


                 Average Annual Return of the Activa Value Fund*
   Growth of an assumed $10,000 investment in Activa Value Fund from 12/31/93 through 12/31/03

Line Chart:
Date         Activa Value Fund    Russell 1000 Value Index      S&P 500 Index
12/31/93                 10000                       10000        10000
1994                      9413                        9801        10132
1995                     12290                       13560        13935
1996                     15138                       16494        17134
1997                     18543                       22297        22850
1998                     20429                       25782        29385
1999                     19059                       27676        35567
2000                     21693                       29617        32331
2001                     20164                       27961        28483
2002                     16561                       23621        22191
2003                     21259                       30715        28554


* The illustrations include recurring expenses incurred by all shareholder accounts, and all ordinary income dividends and capital gain distributions reinvested at net asset value (without sales charge). Prior to 1998, the Fund had a maximum sales charge of 3%. The prior sales charge is not included in the performance illustrations. Performance prior to April 22, 1998 does not reflect the Fund's 12b-1 fee of 0.25% which became effective on that date and was reduced to 0.15% on September 1, 1999. No adjustments have been made for any income taxes payable by shareholders on ordinary income dividends and capital gain distributions accepted in shares which are payable by shareholders on Fund distributions or the redemption of Fund shares. Past performance is not predictive of future performance. Returns and net asset value fluctuate and an investor's shares, when redeemed, may be worth more or less than their original investment. For additional information, see the prospectus, Statement of Additional Information and the Financial Highlights at the end of this report.

** Wellington Asset Management, LLP, became the Fund's sub-adviser on December 30, 1999. Ark Asset Management was the Fund's sub-adviser from May 1, 1995 until December 30, 1999.

*** The Russell 1000 Value Index represents a composite of value stocks representative of the Fund's investment objectives and strategies which is compiled independently by the Frank Russell Company, and is not impacted by the Fund's operating expenses.

**** The Standard and Poor's 500 Stock Index represents an unmanaged index generally representative of the U.S. stock market and is not impacted by the Fund's operating expenses.

6 Activa Mutual Funds Annual Report

Activa Growth Fund -- State Street Research & Management Company

Following three years of negative returns, equity markets enjoyed their first positive year since 1999. Economic recovery took hold, fueled by low interest rates, low inflation and rising corporate profits, increasing investor confidence in equity markets. During the year, investors remained steadfast, shaking off first-quarter weakness brought on by fears over military action in Iraq and various scandals, including the Freddie Mac accounting probe, Eliot Spitzer's inquiry into market timing at several prominent mutual fund companies, and the NYSE pay scandal. As a result, the S&P 500 Index returned 28.7% for the year. In this environment, higher-risk stocks and smaller-cap issues posted particularly strong gains. Overall, small-cap stocks outperformed large-cap stocks and value stocks marginally out performed growth stocks.

Buoyed by a strong fourth quarter, the Activa Growth Fund finished the year with a 28.5% return narrowly behind the Russell 1000 Growth Index of 29.7%, as strong stock selection in Consumer Discretionary, Health Care and Energy offset modestly weaker selection in Consumer Staples and Utilities.

On a relative basis, stock selection within the Consumer Discretionary sector has the largest impact on performance comparisons. While the market did not start to feel the effects of economic recovery until the end of the first quarter, after that period, higher beta names that had been punished by investors in the prior three-year period, were rewarded for the strength of their fundamentals businesses. Internet related stocks Expedia and Yahoo!, along with International Game Technology, posted particularly strong gains, bolstering returns within the sector. While Expedia's stock benefited from its acquisition by InterActiveCorp, Yahoo has benefited from robust advertising revenues. International Game Technology, the premier provider of slot machine technology, rallied on continued earnings strength and appears posed for further growth as casinos adopt their newest gaming technology. In Health Care, which has lagged the broader market, biotech names tended to outperform drug stocks, as large-cap pharmaceuticals struggled to grow earnings. Additionally, our Energy holdings performed well given their leverage to higher commodity prices.

Weaker stock selection in two smaller, more defensive sectors of the benchmark, Consumer Staples and Utilities suffered in this environment. Within Consumer Discretionary, fundamentals disappointments at Pepsi Bottling and Kraft Foods negatively impacted returns, detracting from return comparisons. In Utilities, the portfolio could not keep pace with the small benchmark sector weight as telecommunications names like Nextel gained significantly during the year.

Following three consecutive years of losses, equity markets rallied from depressed levels in 2003 as the operating environment for most companies improved. Our bottom-up, fundamentally based portfolio construction process resulted in a portfolio of stocks leveraged to economic recovery. While this proved successful in 2003, earnings growth has already been priced into many stocks. In this environment, we continue to adhere to our disciplined investment approach as we look to identify those companies with the greatest upside potential.

While we have reshuffled our semiconductor holdings, our exposure to the segment remains high. During the quarter we trimmed our position in Intel and eliminated National Semiconductor as it reached our price target. We have initiated a position in Fairchild Semiconductor International, feeling the stock still has significant upside potential relative to the rest of the group, and have added to our position in Linear as it has lagged its peers given its strong fundamentals. Elsewhere in Technology, we have initiated positions in Siebel Systems and Veritas, while adding to SAP. While SAP continues to grow by taking market share from its competitors, the situation at Siebel Systems has stabilized and effective cost-cutting at the company should accelerate earnings. Additionally, we decreased our position in Microsoft based on fundamentals and have increased our position in Dell. We feel market-share gains and new higher-margin products will drive higher revenues and earnings in 2004 and beyond.

Recently we sought to gain exposure to retailers exhibiting growth by increasing our positions in Staples and Bed Bath & Beyond while eliminating or trimming those companies with limited upside potential, like Gap and Wal-Mart. While Bed Bath & Beyond has lagged, the company appears poised for increased growth with its acquisitions of The Christmas Tree Shops. In contrast, earnings forecasts for Wal-Mart appear too high and led us to significantly reduce the position. In addition, we initiated a position in Harman Electronics. At Harman, a high-end audio/video equipment manufacturer, the company's success at providing auto `info-tainment' systems for luxury cars is fueling growth. They have significant penetration, with limited competition, across the various auto makers, and should continue to grow. Within the education services industry, we eliminated our position in Apollo Group, owner of the University of Phoenix franchise, and used price weakness to increase out position in Career Education. Given its recent performance and the strength of its fundamentals, we feel there is significant upside potential in the stock.

In the Health Care sector, we continue to focus on companies with solid pipelines and strong upcoming product cycles. We increased our overweight in biotechnology by initiating positions in Chiron and Millennium Pharmaceuticals. Identifying opportunity in large-cap pharmaceutical names continues to be challenging, as these companies are no longer exhibiting growth at attractive levels. In comparison, we are finding opportunities in international pharmaceutical companies like Novartis and Sanofi-Synthelabo that exhibit stronger product pipelines, and we have added to these positions.

In addition, we increased our position in Energy holdings Nabors Industries and have modestly increased our investment in Halliburton, as these companies will benefit during the year from increased drilling activity brought on by higher natural gas prices. We eliminated our position in BJ Services. Given the strength in fundamentals resulting from higher prices we feel our Energy exposure - which is high relative to the index - should serve as a solid source of positive performance during the course of the coming year.

                                             Activa Mutual Funds Annual Report 7

Activa Growth Fund continued

                                               Average Annual Total Return*
                                              Periods ended December 31, 2003
                                          --------------------------------------
                                          One Year       Since Inception 8/30/99
Activa Growth Fund                         28.54%                -9.15%
S&P 500 Index**                            28.67%                -2.48%
Russell 1000 Growth Index***               29.75%                -5.89%


Year-by-Year Performance

                 Average Annual Return of the Activa Growth Fund
   Growth of an assumed $10,000 investment in Activa Growth Fund from 8/30/99 through 12/31/03: Includes all fees

Line Chart:
            Activa Growth Fund     S&P 500 Index     Russell 1000 Growth Index
8/30/99     10000                  10000             10000
1999        11380                  11173             13316
2000        10136                  10155             10329
2001        7740                   8947              8219
2002        5132                   6970              5927
2003        6597                   8969              7690


* The illustrations include recurring expenses incurred by all shareholder accounts, and all ordinary income dividends and capital gain distributions reinvested at net asset value (without sales charge). No adjustments have been made for any income taxes payable by shareholders on ordinary income dividends and capital gain distributions accepted in shares which are payable by shareholders on Fund distributions or the redemption of Fund shares. Past performance is not predictive of future performance. Returns and net asset value fluctuate and an investor's shares, when redeemed, may be worth more or less than their original investment. For additional information, see the prospectus, Statement of Additional Information and the Financial Highlights at the end of this report.

** The Standard and Poor's 500 Stock Index represents an unmanaged index generally representative of the U.S. stock market and is not impacted by the Fund's operating expenses.

*** The Russell 1000 Growth Index represents a composite of growth stocks representative of the Fund's investment objectives and strategies which is compiled independently by the Frank Russell Company, and is not impacted by the Fund's operating expenses.


8 Activa Mutual Funds Annual Report

Activa International Fund -- Nicholas Applegate Capital Management

The Activa International Equity portfolio returned 31.9% in 2003 versus a return of 39.2% for the EAFE Index. Detracting from the Fund's performance was our continued underweight in Health Care and Financials and our holdings in China Trust Financial and Yageo.

As occurred in the US, most international equity markets were weak during the first three months of the year leading up to the outbreak of the American-led war in Iraq. Weak economic fundamentals combined with the uncertainty of world politics kept buyers on the sidelines. As the year progressed, economic indicators and corporate earnings throughout most regions of the world improved, though generally not as quickly or robustly as in the United States. International exporters faced a double-edged sword. On the one hand, they benefited from the seemingly insatiable demand in the United States for foreign imports. On the other hand, the appreciation of the euro and yen versus the U.S. dollar cut deeply into earnings. This led to the Bank of Japan repeatedly intervening in the foreign exchange markets to prop up the value of the dollar and protect Japanese exporters. Unemployment, while still high, appears to be stabilizing. Global demand for Japanese goods continues to grow and private consumption, which had been falling, is beginning to stabilize as the decline in household income has come to a halt. The recent Bank of Japan Tankan survey showed that confidence among the country's largest manufacturers is at the highest level since 1997. Valuations continue to be a concern in Europe, but the rebound in earnings that is underway will likely alleviate some of the worry.

The portfolio outperformed the EAFE Index for most of the first three quarters of the year. During this time, the portfolio was positioned for economic recovery. We began the year overweight in Energy which worked well as oil prices stayed high immediately before and during much of the military action in Iraq. Much of the overweight was reduced throughout the year as oil prices moderated. Other pro-recovery positions were found in individual stocks in the Technology, Transportation, Consumer Services, Commercial Industrial and Producers sectors. Technology went from a small overweight at the beginning of the year to a fairly significant overweight by the end as earnings and outlooks improved, especially for semiconductor and semi-related companies. These companies were hurt later in the year as the sharp weakening of the US dollar was viewed as potentially negative news for such companies, but we remain optimistic about their prospects. We did take some profits in these stocks later in the year. We were generally underweight in Utilities, Financials, Insurance, Healthcare, and Consumer Durables. These underweights hurt in the fourth quarter as the market rotated into some of these areas.

On a regional basis, we have maintained a significant allocation to emerging markets as many of the most attractive global technology companies are in countries such as Taiwan and S. Korea. France and Germany were underweighted through much of the year as European economic activity was sluggish compared to Asia. We increased our exposure to both countries late in the year as Europe becomes increasingly attractive due to low earnings expectations, accelerating indicators, the identification of some high-cash-flow companies, and relatively attractive valuations. German business confidence reached a three-year high as both foreign and domestic business orders showed improvement. We still remain underweight in Europe relative to Asia, however. This was another contributor to underperformance as the Euro strengthened significantly for the year, especially in the fourth quarter. The portfolio was underweight Japan for most of the year, although we increased our holdings there in the third and fourth quarters. Japan is looking increasingly attractive: the CPI has gone into positive territory for the first time since 1998; non-performing loans have fallen significantly and there is some loan growth; business confidence has risen; industrial production and Tokyo condominium prices are up.

An improvement in the economic and corporate earnings environment characterized the latter part of 2003 and that momentum is expected to carry into 2004. Earnings, particularly of those companies earning a large portion of their revenues from the U.S., will continue to be hampered by the weakness of the dollar relative to their home currency. However, as demand continues to pick up globally and in local markets, the currency effect on earnings should be mitigated. Low global interest rates and the possibility of further easing by the European Central Bank have produced an environment that is very accommodative to economic growth.

                                             Activa Mutual Funds Annual Report 9

Activa International Fund continued

                                               Average Annual Total Return*
                                              Periods ended December 31, 2003
                                          --------------------------------------
                                          One Year       Since Inception 8/30/99
Activa International Fund                  31.90%                -5.19%
MSCI EAFE Index**                          39.17%                -1.86%
S&P 500 Index***                           28.67%                -2.48%

Year-by-Year Performance

             Average Annual Return of the Activa International Fund
Growth of an assumed $10,000 investment in Activa InternationalFund from 8/30/99 through 12/31/03: Includes all fees


Line Chart:
         MSCI EAFE Index         S&P 500      Activa International Fund
8/30/99            10000           10000                          10000
1999               11823           11173                          14200
2000               10173           10155                          10605
2001                7882            8947                           7534
2002                6625            6970                           6011
2003                9220            8969                           7928

* The illustrations include recurring expenses incurred by all shareholder accounts, and all ordinary income dividends and capital gain distributions reinvested at net asset value (without sales charge). No adjustments have been made for any income taxes payable by shareholders on ordinary income dividends and capital gain distributions accepted in shares which are payable by shareholders on Fund distributions or the redemption of Fund shares. Past performance is not predictive of future performance. Returns and net asset value fluctuate and an investor's shares, when redeemed, may be worth more or less than their original investment. For additional information, see the prospectus, Statement of Additional Information and the Financial Highlights at the end of this report.

** THE MSCI EAFE Index (Morgan Stanley Capital International Europe, Australia and Far East Index) represents an unmanaged index of over 1000 foreign common stock prices and is not impacted by the Fund's operating expenses.

*** The Standard and Poor's 500 Stock Index represents an unmanaged index generally representative of the U.S. stock market and is not impacted by the Fund's operating expenses.

10 Activa Mutual Funds Annual Report

Activa Officers and Trustees of the Fund

The business affairs of the Fund are managed and under the direction of the Board of Trustees ("Board"). The following information as of December 31, 2003 pertains to the Officers and Trustees of the Fund or the Advisor or both, and includes their principal occupation during the past five years and their compensation as Trustee:

                                                                                                              NUMBER OF
                                                                                                              PORTFOLIOS   OTHER
                                                                                                              IN FUND      DIRECTOR-
                                                      TERM OF                                                 COMPLEX      SHIPS
         NAME AND                                     OFFICE/LENGTH      PRINCIPAL OCCUPATION                 OVERSEEN BY  HELD BY
         ADDRESS         AGE  OFFICE HELD             OF TIME SERVED     LAST FIVE YEARS                      DIRECTOR     DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
-------------------
Allan D. Engel*          51   Trustee, President,     Perpetual / 23     Vice President, Real Estate           5            None
2905 Lucerne SE,              Secretary and                              Operations and Secretary-Activa
Suite 200                     Treasurer of the Fund;                     Holdings Corp. Formerly, Sr. Manager,
Grand Rapids,                 President, and                             Investments and Real Estate, Amway
Michigan                      Secretary of the                           Corporation; Director, President
49546                         Investment Adviser.                        and Secretary of Amway Management
                                                                         Company (1981-1999); Trustee, Vice
                                                                         President and Secretary, Amway
                                                                         Mutual Fund (1981-1999); Vice
                                                                         President and Assistant Treasurer,
                                                                         Activa Mutual Fund Trust (1999-2002).


James J. Rosloniec*      58   Trustee of the Fund     Perpetual / 23     President & Chief Operating           5            None
2905 Lucerne SE                                                          Officer, JVA Enterprises, LLC.
Suite 200                                                                President, Chief Executive
Grand Rapids,                                                            Officer and Director, Activa
Michigan                                                                 Holdings Corp. Formerly, Vice
49546                                                                    President-Audit and Control,
                                                                         Amway Corporation (1991-2000);
                                                                         Director, Vice President and
                                                                         Treasurer of Amway Management
                                                                         Company (1984-1999); Trustee,
                                                                         President and Treasurer, Amway
                                                                         Mutual Fund, (1981-1999);
                                                                         President and Treasurer, Activa
                                                                         Mutual Fund Trust (1999-2002).

ADVISORY TRUSTEE
----------------
Joseph E. Victor, Jr.    56   Advisory Trustee of     Perpetual / 3      President and Chief Executive         5            None
2905 Lucerne SE,              the Fund                                   Officer, Marker Net, Inc. (Crown
Suite 200                                                                Independent Business Owner
Grand Rapids,                                                            affiliated with Quixtar, Inc.)
Michigan 49546

DISINTERESTED TRUSTEES
----------------------
Donald H. Johnson        73   Trustee of the Fund     Perpetual / 11     Retired, Former Vice                  5            None
2905 Lucerne SE,                                                         President-Treasurer, SPX
Suite 200                                                                Corporation.
Grand Rapids,
Michigan 49546

Walter T. Jones          61   Trustee of the Fund     Perpetual / 12     Retired, Former Senior Vice           5            None
936 Sycamore Ave.                                                        President-Chief Financial
Holland,                                                                 Officer, Prince Corporation.
Michigan
49424

Richard E. Wayman        69   Trustee of the Fund     Perpetual / 6      Retired, Former Finance               5            None
24578 Rutherford                                                         Director, Amway Corporation.
Ramona,
California
92065


                                            Activa Mutual Funds Annual Report 11

Activa Officers and Trustees of the Fund continued

The following table summarizes Trustee compensation which was paid by Activa Asset Management LLC during the year ended December 31, 2003 pursuant to the Administration Agreement.

                                                   PENSION OR
                                                   RETIREMENT
                                                    BENEFITS
                                                   ACCRUED AS     ESTIMATED ANNUAL       TOTAL
 NAME OF PERSON,                    TRUSTEE          PART OF          BENEFITS        COMPENSATION
    POSITION                     COMPENSATION     FUND EXPENSES    UPON RETIREMENT  PAID TO TRUSTEES
---------------                  ------------     -------------    ---------------  ----------------
INTERESTED TRUSTEES
-------------------

Allan D. Engel*                     $8,000             -0-               -0-            $8,000
Trustee

James J. Rosloniec*                 $8,000             -0-               -0-            $8,000
Trustee

ADVISORY TRUSTEE
----------------

Joseph E. Victor, Jr.               $8,000             -0-               -0-            $8,000
Advisory Trustee

DISINTERESTED TRUSTEES
----------------------

Donald H. Johnson                   $8,000             -0-               -0-            $8,000
Trustee

Walter T. Jones                     $8,000             -0-               -0-            $8,000
Trustee

Richard E. Wayman                   $8,000             -0-               -0-            $8,000
Trustee

*Mssrs. Engel and Rosloniec are interested persons of the Fund. In addition, Mr. Engel is an officer of the Fund, Investment Adviser and of Activa Holdings Corp., which controls the Investment Adviser. Mr. Rosloniec is also an officer of Activa Holdings Corp., and of JVA Enterprises, LLC, which may be deemed to control Activa Holdings Corp.

The Officers serve without compensation from the Fund. Fees paid to all Trustees during the year ended December 31, 2003, amounted to $48,000.

The Fund's Statement of Additional Information contains additional information about the Fund's Trustees. It is available, without charge, by writing or telephoning the Fund.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by calling (800) 346-2670 and it also appears in the Fund's Statement of Additional Information which can be found on the Securities and Exchange Commission's website at http://www.sec.gov.


12 Activa Mutual Funds Annual Report

Activa Schedule of Investments
MONEY MARKET FUND - 12/31/03

                                                                             % OF          SHARES OR                  VALUE
     SECURITY DESCRIPTION                                             INVESTMENTS          PAR VALUE                (NOTE 2)
----------------------------------------------------------------------------------------------------------------------------
CERTIFICATES OF DEPOSIT                                                      6.5%
     BANK OF SCOTLAND, 1.11%, 4/8/04                                                       1,000,000       $      1,000,000
     COD ROYAL BANK OF SCOTLAND, FRN, 9/27/04                                              1,000,000                999,740
                                                                                                           ----------------
                                                                                                                  1,999,740
                                                                                                           ----------------

COMMERCIAL PAPER                                                            60.9%
     HAMBURGISCHE LANDESBANK GIROZENTRALE, DN, 1.14%, 2/27/04                              1,526,000              1,523,246
     WESTPACTRUST SECURITIES NZ LTD., DN, 1.10%, 2/11/04                                   1,000,000                998,747
     BANK OF IRELAND, DN, 1.15%, 5/7/04                                                    1,000,000                995,925
     RABOBANK USA FINANCIAL, DN, 0.95%, 1/2/04                                             1,021,000              1,020,973
     GE CAPITAL INT'l. FUNDING INC., DN, 1.20%, 6/3/04                                       382,000                380,039
     AMSTERDAM FUNDING CORP, DN, 1.15%, 1/28/04                                            1,000,000                999,186
     ATLANTIS ONE FUNDING, DN, 1.13%, 2/5/04                                               1,000,000                998,901
     CANTABRIC FINANCE LLC, DN, 1.10, 2/25/04                                              1,000,000                998,266
     EDISON ASSET SECURITIZATION, DN, 1.00%, 1/2/04                                        1,200,000              1,199,967
     GIRO BALANCED FUNDING CORP., DN, 1.09%, 1/12/04                                         850,000                849,717
     GRAMPIAN FUNDING LLC, DN, 1.10%, 3/29/04                                              1,000,000                997,311
     ING FUNDING LLC, DN, 1.19%, 6/1/04                                                    1,000,000                994,976
     NEW CENTER ASSET TRUST, DN, 0.97%, 1/2/04                                             1,000,000                999,973
     SHEFFIELD RECEIVABLES CORP., DN, 1.09%, 1/15/04                                         850,000                849,640
     SHEFFIELD RECEIVABLES CORP., DN, 1.08%, 1/28/04                                         524,000                523,576
     WINDMILL FUNDING CORP., DN, 1.11%, 1/28/04                                            1,000,000                999,186
     BANQUE GENERALE DU LUXEMBOURG, DN, 1.12%, 4/8/04                                      1,000,000                996,951
     DEN NORSKE BANK, DN, 1.13%, 4/19/04                                                   1,000,000                996,579
     WESTPACTRUST SECURITIES NZ LIMITED, DN, 1.195%, 6/3/04                                  300,000                298,466
     CC USA INC., DN, 1.17%, 4/16/04                                                       1,000,000                996,555
                                                                                                           ----------------
                                                                                                                 18,618,180
                                                                                                           ----------------

FEDERAL HOME LOAN BANK                                                       2.5%
     FHLB, FRN, 9/20/04                                                                      750,000                749,629
                                                                                                           ----------------

FEDERAL HOME LOAN MORTGAGE                                                  13.7%
     FREDDIE MAC, DN, 1.125%, 2/12/04                                                      2,000,000              1,997,375
     FREDDIE MAC, DN, 1.12%, 2/17/04                                                       1,200,000              1,198,245
     FREDDIE MAC, DN, 1.15%, 3/10/04                                                       1,000,000                997,786
                                                                                                           ----------------
                                                                                                                  4,193,406
                                                                                                           ----------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION                                        9.8%
     FANNIE MAE, FRN, 7/30/04                                                              1,000,000                999,561
     FANNIE MAE, FRN, 9/10/04                                                              1,000,000                999,599
     FANNIE MAE, FRN, 9/10/04                                                              1,000,000              1,000,000
                                                                                                           ----------------
                                                                                                                  2,999,160
                                                                                                           ----------------

CORPORATE BONDS                                                              6.6%
     BETA FINANCE INC., FRN, 6/2/04                                                        1,000,000                999,979
     DORADA FINANCE, VRN, 2/12/04                                                          1,000,000                999,989
                                                                                                           ----------------
                                                                                                                  1,999,968
                                                                                                           ----------------

TOTAL SHORT TERM OBLIGATIONS - 100% (Cost $30,560,083)                                                     $     30,560,083
                                                                                                           ================


The accompanying notes are an integral part of these financial statements.

                                            Activa Mutual Funds Annual Report 13


Activa Schedule of Investments
INTERMEDIATE BOND FUND - 12/31/03
                                                                             % OF          SHARES OR                  VALUE
     SECURITY DESCRIPTION                                             INVESTMENTS          PAR VALUE                (NOTE 2)
----------------------------------------------------------------------------------------------------------------------------
US TREASURY NOTES                                                            3.4%
     U.S. TREASURY NOTES, 6.50%, 11/15/26                                                  3,500,000       $      4,118,485
     U.S. TREASURY NOTES, 1.625%, 3/31/05                                                  1,500,000              1,505,627
                                                                                                           ----------------
                                                                                                                  5,624,112
                                                                                                           ----------------

US TREASURY BONDS                                                            4.0%
     U.S. TREASURY BONDS, 8.125%, 8/15/19                                                  2,600,000              3,512,844
     U.S. TREASURY BONDS, 5.25%, 11/15/28                                                  2,000,000              2,015,080
     U.S. TREASURY INFLATION INDEXED BOND, 3.375%, 4/15/32                                   938,781              1,160,568
                                                                                                           ----------------
                                                                                                                  6,688,492
                                                                                                           ----------------

US TREASURY STRIPS - PRINCIPAL ONLY                                          0.7%
     STRIP PRINC, 5/15/18                                                                  2,340,000              1,117,327
                                                                                                           ----------------

FEDERAL HOME LOAN MORTGAGE                                                  16.4%
     FREDDIE MAC GOLD, 5.50%, 12/1/32                                                      1,731,163              1,753,552
     FREDDIE MAC, 8.00%, 3/1/30                                                              686,995                741,309
     FREDDIE MAC, 6.50%, 12/15/22                                                          2,500,000              2,543,897
     FREDDIE MAC, 4.25%, 6/15/05                                                           7,000,000              7,271,250
     FREDDIE MAC, 5.50%, 5/15/28                                                           3,000,000              3,061,879
     FREDDIE MAC, 5.00%, 4/15/18                                                           2,250,000              2,217,279
     FREDDIE MAC, 4.50%, 4/15/26                                                           2,500,000              2,501,837
     FREDDIE MAC, 4.00%, 5/15/23                                                           4,750,000              4,826,251
     FREDDIE MAC, 4.00%, 2/15/21                                                           2,500,000              2,537,988
                                                                                                           ----------------
                                                                                                                 27,455,242
                                                                                                           ----------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION                                       20.6%
     FANNIE MAE, 6.50%, 9/1/29                                                               466,441                488,303
     FANNIE MAE, 4.50%. 9/1/18                                                             3,948,109              3,952,906
     FANNIE MAE CL, 5.00%, 12/1/33                                                         2,700,001              2,674,093
     FANNIE MAE, 6.00%, 4/1/14                                                               387,063                407,020
     FANNIE MAE, 6.00%, 2/1/29                                                               656,797                680,606
     FANNIE MAE, 6.00%, 1/1/29                                                               889,999                922,261
     FANNIE MAE, 6.50%, 3/1/29                                                               670,916                702,785
     FANNIE MAE, 6.50%, 3/1/29                                                               791,198                828,780
     FANNIE MAE, 6.00%, 4/1/14                                                               798,163                839,069
     FANNIE MAE CL, 6.50%, 7/1/32                                                          5,499,451              5,754,085
     FANNIE MAE CL, 6.50%, 9/1/18                                                          3,342,941              3,547,981
     FANNIE MAE, 6.50%, 10/1/31                                                            1,354,350              1,416,989
     FANNIE MAE, 6.50%, 5/1/32                                                             1,698,539              1,777,184
     FANNIE MAE, 5.00%, 11/25/10                                                             302,454                302,498
     FANNIE MAE FNR, 5.50%, 11/25/28                                                       3,000,000              3,070,375
     FANNIE MAE CL, 5.50%, 2/1/33                                                          1,684,930              1,708,253
     FANNIE MAE CL, 5.50%, 4/1/33                                                          1,237,034              1,254,014
     FANNIE MAE CL, 5.00%, 8/1/33                                                          3,979,528              3,941,342
                                                                                                           ----------------
                                                                                                                 34,268,544
                                                                                                           ----------------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION                                    13.2%
     GOVERNMENT NATIONAL MORTGAGE ASSOCIATION, 5.50%, 10/15/32                             4,488,645              4,569,441
     GOVERNMENT NATIONAL MORTGAGE ASSOCIATION, 5.00%, 8/15/33                              1,981,085              1,965,732


   The accompanying notes are an integral part of these financial statements.

14 Activa Mutual Funds Annual Report


Activa Schedule of Investments continued
INTERMEDIATE BOND FUND - 12/31/03
                                                                             % OF          SHARES OR                  VALUE
     SECURITY DESCRIPTION                                             INVESTMENTS          PAR VALUE                (NOTE 2)
----------------------------------------------------------------------------------------------------------------------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (CONTINUED)                        13.2%
     GOVERNMENT NATIONAL MORTGAGE ASSOCIATION, 6.00%, 12/15/31                             1,479,781       $      1,539,425
     GOVERNMENT NATIONAL MORTGAGE ASSOCIATION, 7.00%, 11/15/31                               964,795              1,028,854
     GOVERNMENT NATIONAL MORTGAGE ASSOCIATION, 6.00%, 10/15/32                             3,029,421              3,152,112
     GOVERNMENT NATIONAL MORTGAGE ASSOCIATION, 6.50%, 5/15/29                              1,435,670              1,515,522
     GOVERNMENT NATIONAL MORTGAGE ASSOCIATION, 7.00%, 12/15/28                               483,516                516,304
     GOVERNMENT NATIONAL MORTGAGE ASSOCIATION, 7.00%, 9/15/29                                551,981                588,892
     GOVERNMENT NATIONAL SINGLE FAMILY, 6.50%, 8/15/31                                     2,782,476              2,935,932
     GOVERNMENT NATIONAL SINGLE FAMILY, 7.00%, 12/15/29                                    1,454,958              1,552,734
     GOVERNMENT NATIONAL MORTGAGE ASSOCIATION, 4.50%, 4/15/18                              2,723,590              2,733,985
                                                                                                           ----------------
                                                                                                                 22,098,933
                                                                                                           ----------------

CORPORATE BONDS - 41.7%
AUTOMOTIVE                                                                   0.7%
     FORD MOTOR COMPANY, 7.45%, 7/16/31                                                      600,000                608,091
     GENERAL MOTORS, 8.375%, 7/15/33                                                         550,000                640,063
                                                                                                           ----------------
                                                                                                                  1,248,154
                                                                                                           ----------------

BANKING                                                                      7.8%
     BANK OF AMERICA CORP., 3.875%, 1/15/08                                                1,500,000              1,530,697
     LEHMAN BROTHERS HOLDINGS, INC., 8.25%, 6/15/07                                        1,750,000              2,041,394
     MELLON CAP II, 7.995%, 1/15/27                                                        2,040,000              2,334,082
     NATIONAL AUSTRALIA BANK, 8.60%, 5/19/10                                                 750,000                929,956
     NATIONAL RURAL UTIL., 5.75%, 8/28/09                                                  1,500,000              1,627,289
     SOVEREIGN BANK, 4.375%, 8/1/13                                                        1,750,000              1,764,889
     WELLS FARGO & CO., 5.90%, 5/21/06                                                     2,500,000              2,703,125
                                                                                                           ----------------
                                                                                                                 12,931,432
                                                                                                           ----------------

BANKING AND FINANCIAL SERVICES                                               1.1%
     GREENPOINT FINL., 3.20%, 6/6/08                                                       1,900,000              1,838,417
                                                                                                           ----------------

BROADCASTING                                                                 2.3%
     CLEAR CHANNEL, 4.25%, 5/15/09                                                         1,750,000              1,757,000
     COMCAST CORP., 6.50%, 1/15/15                                                         1,000,000              1,087,614
     LIBERTY MEDIA, 5.70%. 5/15/13                                                         1,000,000              1,013,451
                                                                                                           ----------------
                                                                                                                  3,858,065
                                                                                                           ----------------

COMMERCIAL SERVICES                                                          1.9%
     ARAMARK SERVICES, INC., 7.00%, 7/15/06                                                1,550,000              1,687,562
     CENDANT CORP., 7.375%, 1/15/13                                                        1,300,000              1,493,206
                                                                                                           ----------------
                                                                                                                  3,180,768
                                                                                                           ----------------

DIVERSIFIED                                                                  1.3%
     GENERAL ELECTRIC CAP. CORP., 6.80%, 11/1/05                                           2,000,000              2,172,500
                                                                                                           ----------------

ELECTRIC UTILITY                                                             4.9%
     ALABAMA POWER CO., 5.70%, 2/15/33                                                     1,500,000              1,471,697
     AMERICAN ELECTRIC POWER, 5.375%, 3/15/10                                              1,150,000              1,206,812
     ENTERGY GULF STS, 6.00%, 12/1/12                                                      1,600,000              1,617,760


   The accompanying notes are an integral part of these financial statements.

                                            Activa Mutual Funds Annual Report 15


Activa Schedule of Investments continued
INTERMEDIATE BOND FUND - 12/31/03
                                                                             % OF          SHARES OR                  VALUE
     SECURITY DESCRIPTION                                             INVESTMENTS          PAR VALUE                (NOTE 2)
----------------------------------------------------------------------------------------------------------------------------
ELECTRIC UTILITY (CONTINUED)                                                 4.9%
     PECO ENERGY TRANSITION TRUST, 6.52%, 12/31/10                                         3,385,000       $      3,833,185
                                                                                                           ----------------
                                                                                                                  8,129,454
                                                                                                           ----------------

ENTERTAINMENT                                                                1.0%
     VIACOM, 7.70%, 7/30/10                                                                1,400,000              1,675,499
                                                                                                           ----------------

FINANCIAL SERVICES                                                           7.9%
     CIT GROUP, INC., 7.375%, 4/2/07                                                       1,800,000              2,034,565
     CAPITAL ONE BANK, 4.875%, 5/15/08                                                     1,250,000              1,287,697
     COUNTRYWIDE HOME LOAN, 5.50%, 2/1/07                                                  2,500,000              2,680,635
     DETROIT EDISON SECURITIZATION FUNDING LLC, 6.19%, 3/1/13                                500,000                558,143
     INTERNATIONAL LEASE FIN. 5.875%, 5/1/13                                               1,500,000              1,583,166
     PSE&G TRANSITION FUNDING LLC, 6.45%, 3/15/13                                          1,450,000              1,640,081
     VANDERBILT MORTGAGE FINANCE, 7.82%, 11/7/17                                           3,149,300              3,298,305
                                                                                                           ----------------
                                                                                                                 13,082,592
                                                                                                           ----------------

FOOD SERVICE                                                                 1.1%
     KROGER COMPANY, 8.00%, 9/15/29                                                        1,650,000              1,986,465
                                                                                                           ----------------

HEALTH CARE                                                                  1.0%
     AETNA INCORPORATED, 7.375%, 3/1/06                                                    1,500,000              1,651,875
                                                                                                           ----------------

OIL & EXPLOR PROD & SER                                                      1.7%
     PEMEX PROJECT FUNDING MASTER TR, 8.50%, 2/15/08                                       1,000,000              1,145,000
     SUNCOR ENERGY, 7.15%, 2/1/32                                                          1,500,000              1,740,000
                                                                                                           ----------------
                                                                                                                  2,885,000
                                                                                                           ----------------

PRINTING & PUBLISHING                                                        1.1%
     NEW AMERICA HOLDINGS, 7.375%, 10/17/08                                                1,595,000              1,821,632
                                                                                                           ----------------

REAL ESTATE                                                                  1.0%
     PULTE HOMES, INC., 6.25%, 2/15/13                                                     1,500,000              1,595,130
                                                                                                           ----------------

TRANSPORTATION & SHIPPING                                                    1.0%
     FEDEX CORP., 6.875%, 2/15/06                                                          1,500,000              1,618,288
                                                                                                           ----------------

TELECOMMUNICATIONS                                                           5.9%
     AOL TIME WARNER, 6.875%, 5/1/12                                                       1,500,000              1,691,220
     AT&T CORP., 7.80%, 11/15/11                                                           1,000,000              1,153,038
     AT&T WIRELESS, 7.875%, 3/1/11                                                           850,000                985,224
     DEUTSCHE TELEKOM INT FIN., 8.50%, 6/15/10                                             1,000,000              1,210,972
     DOMINION RESOURCES, INC., 6.25%, 6/30/12                                              1,500,000              1,630,167
     FRANCE TELECOM, 9.25%, 3/1/11                                                         1,000,000              1,203,047
     VERIZON NEW ENGLAND, INC., 6.50%, 9/15/11                                             1,700,000              1,876,654
                                                                                                           ----------------
                                                                                                                  9,750,322
                                                                                                           ----------------
TOTAL CORPORATE BONDS                                                                                            69,425,593
                                                                                                           ----------------
TOTAL FIXED INCOME - 100% (Cost $162,168,697)                                                              $    166,678,243
                                                                                                           ================


   The accompanying notes are an integral part of these financial statements.

16 Activa Mutual Funds Annual Report


Activa Schedule of Investments
VALUE FUND - 12/31/03
                                                                             % OF          SHARES OR                  VALUE
     SECURITY DESCRIPTION                                             INVESTMENTS          PAR VALUE                (NOTE 2)
----------------------------------------------------------------------------------------------------------------------------
US TREASURY BILLS - 0.1%                                                     0.1%
     U.S. TREASURY BILLS, DN, 2/12/04                                                         50,000       $         49,954
     U.S. TREASURY BILLS, DN, 3/4/04                                                          25,000                 24,965
     U.S. TREASURY BILLS, DN, 3/11/04                                                        100,000                 99,843
                                                                                                           ----------------
                                                                                                                    174,762
                                                                                                           ----------------

TOTAL US TREASURY BILLS (Cost $174,734)                                                                             174,762
                                                                                                           ----------------

COMMON STOCKS - 99.9%
AEROSPACE                                                                    0.7%
     UNITED TECHNOLOGIES                                                                      10,500                995,085
                                                                                                           ----------------

AIRLINES                                                                     0.4%
     CONTINENTAL AIRLINES CLASS B                                                            *32,900                535,283
                                                                                                           ----------------

AUTOMOTIVE PARTS & EQUIPMENT                                                 2.2%
     DANA CORP.                                                                               18,500                339,475
     ITT INDUSTRIES, INC.                                                                     12,000                890,520
     LEAR CORP.                                                                               28,200              1,729,506
                                                                                                           ----------------
                                                                                                                  2,959,501
                                                                                                           ----------------

BANKING                                                                     16.8%
     BANK OF AMERICA CORP.                                                                    55,100              4,431,693
     BANK ONE CORP.                                                                          101,300              4,618,267
     CITIGROUP, INC.                                                                         155,800              7,562,532
     COMERICA, INC.                                                                           18,900              1,059,534
     COMMERCE BANCSHARES, INC.                                                                18,416                902,769
     FIRSTMERIT CORP.                                                                         27,800                749,766
     HIBERNIA CORP. CLASS A SHARES                                                            20,000                470,200
     UNIONBANCAL CORPORATION                                                                  44,700              2,572,038
     WACHOVIA CORP.                                                                            1,000                 46,590
                                                                                                           ----------------
                                                                                                                 22,413,389
                                                                                                           ----------------

BANKING & FINANCIAL SERVICES                                                 1.0%
     UBS AG-REGISTERED                                                                       *19,300              1,312,207
                                                                                                           ----------------

BEVERAGES - DOMESTIC                                                         0.7%
     CONSTELLATION BRANDS, INC.                                                              *27,400                902,282
                                                                                                           ----------------

BROADCASTING                                                                 2.2%
     LIBERTY MEDIA- A                                                                        131,956              1,568,957
     SIRIUS SATELLITE RADIO, INC.                                                           *429,900              1,358,484
                                                                                                           ----------------
                                                                                                                  2,927,441
                                                                                                           ----------------

CHEMICALS                                                                    2.9%
     DOW CHEMICAL COMPANY                                                                     28,200              1,172,274
     DU PONT E. I. DE NEMOURS                                                                 32,100              1,473,069
     ROHM & HAAS COMPANY                                                                      29,100              1,242,861
                                                                                                           ----------------
                                                                                                                  3,888,204
                                                                                                           ----------------


   The accompanying notes are an integral part of these financial statements.

                                            Activa Mutual Funds Annual Report 17


Activa Schedule of Investments continued
VALUE FUND - 12/31/03
                                                                             % OF          SHARES OR                  VALUE
     SECURITY DESCRIPTION                                             INVESTMENTS          PAR VALUE                (NOTE 2)
----------------------------------------------------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT                                                     1.1%
     BROCADE COMMUNICATIONS SYS.                                                             *33,700       $        194,786
     COMCAST CORPORATION NEW CLASS A SPECIAL                                                 *39,300              1,229,304
                                                                                                           ----------------
                                                                                                                  1,424,090
                                                                                                           ----------------

COMMERCIAL SERVICES                                                          1.1%
     CENDANT CORP.                                                                           *63,400              1,411,918
                                                                                                           ----------------

COMPUTERS                                                                    1.6%
     AMERICAN POWER CONVERSION                                                                53,000              1,295,850
     MAXTOR CORP.                                                                            *80,900                897,990
                                                                                                           ----------------
                                                                                                                  2,193,840
                                                                                                           ----------------

CONSUMER GOODS & SERVICES                                                    1.5%
     GILLETTE CO.                                                                             52,600              1,931,998
                                                                                                           ----------------

COSMETICS                                                                    0.4%
     ALBERTO-CULVER CO. -CLASS B                                                               8,200                517,256
                                                                                                           ----------------

DATA PROCESSING & REPRODUCTION                                               0.1%
     ALLIANCE DATA SYSTEMS CORP.                                                              *4,800                132,864
                                                                                                           ----------------

DEFENSE                                                                      1.1%
     GENERAL DYNAMICS                                                                         16,400              1,482,396
                                                                                                           ----------------

ELECTRIC UTILITY                                                             4.9%
     CINERGY CORP.                                                                            27,100              1,051,751
     DOMINION RESOURCES, INC./VA                                                              21,700              1,385,111
     EXELON CORP.                                                                             37,237              2,471,047
     P G & E CORPORATION                                                                     *32,300                896,971
     PINNACLE WEST CAPITAL CORP.                                                              17,500                700,350
                                                                                                           ----------------
                                                                                                                  6,505,230
                                                                                                           ----------------

ELECTRICAL EQUIPMENT                                                         0.9%
     FAIRCHILD SEMICONDUCTOR INTL.                                                           *48,300              1,206,051
                                                                                                           ----------------

ELECTRONICS                                                                  1.1%
     MOTOROLA, INC.                                                                           54,900                772,443
     NOVELLUS SYSTEMS, INC.                                                                  *15,800                664,390
                                                                                                           ----------------
                                                                                                                  1,436,833
                                                                                                           ----------------

ENERGY                                                                       0.8%
     TXU CORPORATION                                                                          42,900              1,017,588
                                                                                                           ----------------

ENTERTAINMENT                                                                0.5%
     INTERACTIVECORP                                                                         *18,400                624,312
                                                                                                           ----------------


   The accompanying notes are an integral part of these financial statements.

18  Activa Mutual Funds Annual Report


Activa Schedule of Investments continued
VALUE FUND - 12/31/03
                                                                             % OF          SHARES OR                  VALUE
     SECURITY DESCRIPTION                                             INVESTMENTS          PAR VALUE                (NOTE 2)
----------------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES                                                           8.2%
     CAPITAL ONE FINANCIAL                                                                     8,500       $        520,965
     COUNTRYWIDE CREDIT IND., INC.                                                            12,800                970,880
     FREDDIE MAC                                                                              25,500              1,487,160
     FRANKLIN RESOURCES, INC.                                                                 16,900                879,814
     GOLDEN WEST FINANCIAL CORP.                                                              28,200              2,909,958
     GOLDMAN SACH GROUP, INC.                                                                 12,000              1,184,760
     MERRILL LYNCH & CO.                                                                      37,600              2,205,240
     MORGAN STANLEY DEAN WITTER DISCOVERY                                                     14,000                810,180
                                                                                                           ----------------
                                                                                                                 10,968,957
                                                                                                           ----------------

FOOD & BEVERAGE                                                              0.8%
     KRAFT FOODS, INC.-A                                                                      33,600              1,082,592
                                                                                                           ----------------

FOOD PRODUCTS                                                                0.8%
     SUPERVALU, INC.                                                                          35,300              1,009,227
                                                                                                           ----------------

FOOD PROCESSING                                                              0.7%
     GENERAL MILLS, INC.                                                                      20,200                915,060
                                                                                                           ----------------

HEALTH CARE                                                                  0.8%
     MCKESSON HBOC, INC.                                                                      34,900              1,122,384
                                                                                                           ----------------

INDUSTRIAL GOODS & SERVICES                                                  0.4%
     CORNING, INC.                                                                           *53,000                552,790
                                                                                                           ----------------

INFORMATIONAL SERVICES                                                       2.4%
     TIME WARNER                                                                            *175,200              3,151,848
                                                                                                           ----------------

INSURANCE                                                                    5.5%
     AMERICAN INTERNATIONAL GROUP                                                             15,050                997,514
     MBIA, INC.                                                                               47,650              2,822,310
     MARSH & MCLENNAN COMPANY                                                                 22,700              1,087,103
     ST. PAUL COMPANIES                                                                       38,800              1,538,420
     XL CAPITAL LIMITED                                                                      *11,000                853,050
                                                                                                           ----------------
                                                                                                                  7,298,397
                                                                                                           ----------------

INVESTMENT COMPANY                                                           1.0%
     LEGG MASON, INC.                                                                         16,500              1,273,470
                                                                                                           ----------------

MACHINERY & EQUIPMENT                                                        1.2%
     CATERPILLAR, INC.                                                                        10,000                830,200
     DEERE & COMPANY                                                                           7,100                461,855
     THERMO ELECTRON CORPORATION                                                             *12,800                322,560
                                                                                                           ----------------
                                                                                                                  1,614,615
                                                                                                           ----------------

MANUFACTURING-CONSUMER GOODS                                                 0.4%
     REEBOK INTERNATIONAL LTD.                                                                14,000                550,480
                                                                                                           ----------------



   The accompanying notes are an integral part of these financial statements.



                                            Activa Mutual Funds Annual Report 19


Activa Schedule of Investments continued
VALUE FUND - 12/31/03
                                                                             % OF          SHARES OR                  VALUE
     SECURITY DESCRIPTION                                             INVESTMENTS          PAR VALUE                (NOTE 2)
----------------------------------------------------------------------------------------------------------------------------
MANUFACTURING - MISCELLANEOUS                                                1.3%
     JOHNSON CONTROLS, INC.                                                                    5,200       $        603,824
     MASCO CORP.                                                                              38,600              1,058,026
                                                                                                           ----------------
                                                                                                                  1,661,850
                                                                                                           ----------------

METALS & MINING                                                              1.1%
     ALCOA, INC.                                                                              38,300              1,455,400
                                                                                                           ----------------

OFFICE/BUSINESS EQUIPMENT & SUPPLIES                                         3.6%
     HEWLETT PACKARD                                                                         107,907              2,478,624
     I.B.M.                                                                                   14,900              1,380,932
     XEROX CORP.                                                                             *68,800                949,440
                                                                                                           ----------------
                                                                                                                  4,808,996
                                                                                                           ----------------

OIL/GAS - EQUIPMENT & SVCS                                                   1.4%
     CONOCOPHILLIPS                                                                           19,976              1,309,826
     KINDER MORGAN, INC.                                                                       9,800                579,180
                                                                                                           ----------------
                                                                                                                  1,889,006
                                                                                                           ----------------

OIL & GAS EXPLOR PROD & SER                                                  9.4%
     BP PLC ADR                                                                               74,800              3,691,380
     CHEVRONTEXACO CORP.                                                                      22,700              1,961,053
     EXXON MOBIL CORP.                                                                        63,500              2,603,500
     HALLIBURTON CO.                                                                          24,400                634,400
     TOTAL FINA SA                                                                            39,700              3,672,647
                                                                                                           ----------------
                                                                                                                 12,562,980
                                                                                                           ----------------

PAPER PRODUCTS                                                               1.7%
     BOWATER, INC.                                                                            31,900              1,477,289
     WEYERHAEUSER                                                                             12,000                768,000
                                                                                                           ----------------
                                                                                                                  2,245,289
                                                                                                           ----------------

PHARMACEUTICALS                                                              3.2%
     ABBOTT LABORATORIES                                                                      18,900                880,740
     ELI LILLY & CO.                                                                          16,400              1,153,412
     KING PHARMACEUTICALS, INC.                                                              *41,100                627,186
     MEDCO HEALTH SOLUTIONS                                                                  *12,500                424,875
     SCHERING-PLOUGH CORP.                                                                    65,600              1,140,784
                                                                                                           ----------------
                                                                                                                  4,226,997
                                                                                                           ----------------

PRINTING & PUBLISHING                                                        0.8%
     GANNETT COMPANY, INC.                                                                    11,900              1,061,004
                                                                                                           ----------------

RAILROADS                                                                    0.5%
     CANADIAN NATIONAL RAILWAY                                                                11,500                727,720
                                                                                                           ----------------


   The accompanying notes are an integral part of these financial statements.

20 Activa Mutual Funds Annual Report


Activa Schedule of Investments continued
VALUE FUND - 12/31/03
                                                                             % OF          SHARES OR                  VALUE
     SECURITY DESCRIPTION                                             INVESTMENTS          PAR VALUE                (NOTE 2)
----------------------------------------------------------------------------------------------------------------------------
RETAIL STORES                                                                4.2%
     BIG LOTS, INC.                                                                          *53,700       $        763,077
     FEDERATED DEPARTMENT STORES                                                              16,400                772,932
     FOOT LOCKER, INC.                                                                        38,700                907,515
     GENERAL GROWTH PROPERTIES                                                                58,500              1,623,375
     KIMCO REALTY CORPORATION                                                                 33,750              1,510,313
                                                                                                           ----------------
                                                                                                                  5,577,212
                                                                                                           ----------------

TOBACCO                                                                      2.2%
     ALTRIA GROUP, INC.                                                                       53,300              2,900,586
                                                                                                           ----------------

TRANSPORTATION & SHIPPING                                                    0.5%
     FEDEX CORPORATION                                                                        10,200                688,500
                                                                                                           ----------------

TELECOMMUNICATIONS                                                           5.8%
     AT&T CORP. NEW                                                                           51,420              1,043,826
     CITIZENS COMMUNICATIONS COMPANY                                                         *99,500              1,235,790
     COMCAST CORP.  NEW CLASS A SHARES                                                        *7,500                246,525
     QWEST COMMUNICATIONS INTERNATIONAL, INC.                                               *332,900              1,438,128
     SPRINT CORP.                                                                             47,400                778,308
     VERISIGN, INC.                                                                          *27,500                448,250
     VERIZON COMMUNICATIONS                                                                   72,100              2,529,268
                                                                                                           ----------------
                                                                                                                  7,720,095
                                                                                                           ----------------

TOTAL COMMON STOCKS (Cost $109,421,779)                                                                         132,883,223
                                                                                                           ----------------

TOTAL INVESTMENTS - 100% (Cost $109,596,513)                                                               $    133,057,985
                                                                                                           ================

*Non-dividend producing as of December 31, 2003

At December 31, 2003, the Fund's open future contracts were as follows:

  Number of               Opening                       Face            Market
  Contracts             Contract Type                  Amount            Value
--------------------------------------------------------------------------------
     35         Standard & Poor's 500, 3/19/04       $2,712,839       $2,832,030



   The accompanying notes are an integral part of these financial statements.

                                            Activa Mutual Funds Annual Report 21


Activa Schedule of Investments
GROWTH FUND - 12/31/03
                                                                             % OF          SHARES OR                  VALUE
     SECURITY DESCRIPTION                                             INVESTMENTS          PAR VALUE                (NOTE 2)
----------------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER - 3.7%                                                      3.7%
     MERRILL LYNCH, 1.05%, 1/5/04                                                            500,000       $        499,942
     GENERAL ELECTRIC CAPITAL CORP., DN, 1/6/2004                                            223,000                222,967
     GENERAL ELECTRIC CAPITAL CORP., DN, 1/12/2004                                           401,000                400,874
                                                                                                           ----------------
                                                                                                                  1,123,783
                                                                                                           ----------------

TOTAL COMMERCIAL PAPER (Cost $1,123,783)                                                                          1,123,783
                                                                                                           ----------------

COMMON STOCKS - 96.3%
AIRLINES                                                                     0.8%
     RYANAIR HOLDINGS PLC-SP ADR                                                              *4,600                232,944
                                                                                                           ----------------

BANKING                                                                      3.4%
     CITIGROUP, INC.                                                                          12,410                602,381
     MBNA CORPORATION                                                                         17,200                427,420
                                                                                                           ----------------
                                                                                                                  1,029,801
                                                                                                           ----------------

BEVERAGES - DOMESTIC                                                         2.6%
     COCA-COLA COMPANY                                                                        15,200                771,400
                                                                                                           ----------------

BIOTECHNOLOGY                                                                2.6%
     GENENTECH, INC.                                                                          *3,800                355,566
     INVITROGEN CORPORATION                                                                   *1,400                 98,000
     MILLENNIUM PHARMACEUTICALS                                                              *16,600                309,922
                                                                                                           ----------------
                                                                                                                    763,488
                                                                                                           ----------------

BROADCASTING                                                                 1.8%
     UNIVISION COMMUNICATIONS-A                                                              *13,480                535,021
                                                                                                           ----------------

COMMUNICATIONS EQUIPMENT                                                     2.1%
     COMCAST CORPORATION NEW CLASS A SPECIAL                                                  *9,900                309,672
     QUALCOMM, INC.                                                                            5,800                312,794
                                                                                                           ----------------
                                                                                                                    622,466
                                                                                                           ----------------

COMPUTER SOFTWARE                                                            2.4%
     MICROSOFT CORP.                                                                          25,920                713,837
                                                                                                           ----------------

COMPUTERS                                                                   12.5%
     AMERICAN POWER CONVERSION                                                                13,100                320,295
     CISCO SYSTEMS, INC.                                                                     *41,510              1,008,278
     DELL, INC.                                                                              *24,080                817,757
     INTEL CORP.                                                                              34,380              1,107,036
     SANDISK CORP.                                                                            *3,500                213,990
     VERITAS SOFTWARE CORP.                                                                   *7,900                293,564
                                                                                                           ----------------
                                                                                                                  3,760,920
                                                                                                           ----------------

COSMETICS                                                                    0.6%
     AVON PRODUCTS, INC.                                                                       2,570                173,449
                                                                                                           ----------------


The accompanying notes are an integral part of these financial statements.

22 Activa Mutual Funds Annual Report

Activa Schedule of Investments continued
GROWTH FUND - 12/31/03
                                                                             % OF          SHARES OR                  VALUE
     SECURITY DESCRIPTION                                             INVESTMENTS          PAR VALUE                (NOTE 2)
----------------------------------------------------------------------------------------------------------------------------
DRUGS                                                                        2.0%
     NOVARTIS AG - ADR                                                                        13,110       $        601,618
                                                                                                           ----------------

DIVERSIFIED                                                                  1.3%
     SIEBEL SYSTEMS, INC.                                                                    *28,700                398,069
                                                                                                           ----------------

EDUCATION                                                                    0.8%
     CAREER EDUCATION CORP.                                                                   *6,200                248,434
                                                                                                           ----------------

ELECTRICAL & ELECTRONIC                                                      1.6%
     BROADCOM CORP. CL- A                                                                     *8,200                279,538
     TERADYNE, INC.                                                                           *7,600                193,420
                                                                                                           ----------------
                                                                                                                    472,958
                                                                                                           ----------------

ELECTRICAL EQUIPMENT                                                         3.0%
     FAIRCHILD SEMICONDUCTOR INTL.                                                           *12,400                309,628
     GENERAL ELECTRIC & CO.                                                                   18,675                578,551
                                                                                                           ----------------
                                                                                                                    888,179
                                                                                                           ----------------

ELECTRONICS                                                                  7.7%
     APPLIED MATERIALS, INC.                                                                 *16,200                363,690
     CYPRESS SEMICONDUCTOR CORP.                                                             *19,600                418,656
     HARMAN INTERNATIONAL INDUSTRIES                                                           4,200                310,716
     INTERNATIONAL GAME TECHNOLOGY                                                            16,540                590,478
     SANMINA CORP.                                                                           *26,700                336,687
     TEXAS INSTRUMENTS, INC.                                                                   9,500                279,110
                                                                                                           ----------------
                                                                                                                  2,299,337
                                                                                                           ----------------

ENTERTAINMENT                                                                5.1%
     WALT DISNEY COMPANY                                                                      31,900                744,227
     INTERACTIVECORP                                                                         *23,605                800,918
                                                                                                           ----------------
                                                                                                                  1,545,145
                                                                                                           ----------------

FINANCIAL SERVICES                                                           4.9%
     AMERICAN EXPRESS COMPANY                                                                  9,940                479,406
     CAPITAL ONE FINANCIAL                                                                     3,100                189,999
     GOLDMAN SACH GROUP, INC.                                                                  4,400                434,412
     SLM CORP.                                                                                 9,600                361,728
                                                                                                           ----------------
                                                                                                                  1,465,545
                                                                                                           ----------------

FOOD PRODUCTS                                                                0.8%
     WHOLE FOODS MARKET, INC.                                                                 *3,700                248,381
                                                                                                           ----------------

HOUSEHOLD PRODUCTS/WARES                                                     1.0%
     MANPOWER, INC.                                                                            6,400                301,312
                                                                                                           ----------------

HOME FURNISHINGS                                                             1.6%
     BED, BATH AND BEYOND, INC.                                                              *11,200                485,520
                                                                                                           ----------------



   The accompanying notes are an integral part of these financial statements.

                                            Activa Mutual Funds Annual Report 23


Activa Schedule of Investments continued
GROWTH FUND - 12/31/03
                                                                             % OF          SHARES OR                  VALUE
     SECURITY DESCRIPTION                                             INVESTMENTS          PAR VALUE                (NOTE 2)
----------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL GOODS & SERVICES                                                  1.8%
     CLOROX COMPANY                                                                            8,500       $        412,760
     EXPEDITORS INTERNATIONAL                                                                  3,600                135,576
                                                                                                           ----------------
                                                                                                                    548,336
                                                                                                           ----------------

INFORMATIONAL SERVICES                                                       2.0%
     YAHOO!, INC.                                                                            *13,500                609,795
                                                                                                           ----------------
INSURANCE                                                                    1.3%
     AMERICAN INTERNATIONAL GROUP                                                              5,940                393,703
                                                                                                           ----------------

MEDICAL EQUIPMENT & SUPPLIES                                                 4.2%
     ALLERGAN, INC.                                                                            2,500                192,025
     FOREST LABORATORIES, INC.                                                                *5,800                358,440
     GUIDANT CORP.                                                                             2,900                174,580
     JOHNSON & JOHNSON                                                                        10,610                548,113
                                                                                                           ----------------
                                                                                                                  1,273,158
                                                                                                           ----------------

MEDICAL LABS & TESTING SERV.                                                 0.4%
     GILEAD SCIENCES, INC.                                                                    *2,300                133,722
                                                                                                           ----------------

MEDICAL SERVICES                                                             1.4%
     MEDTRONIC, INC.                                                                           8,600                418,046
                                                                                                           ----------------

OIL/GAS - EQUIPMENT & SVCS                                                   1.2%
     NABORS INDUSTRIES LTD.                                                                   *8,900                369,350
                                                                                                           ----------------

OIL & GAS EXPLOR PROD & SER                                                  3.4%
     APACHE CORP.                                                                              3,200                259,520
     BURLINGTON RESOURCES                                                                      4,300                238,134
     HALLIBURTON CO.                                                                          11,600                301,600
     NEWFIELD EXPLORATION CO.                                                                 *5,300                236,062
                                                                                                           ----------------
                                                                                                                  1,035,316
                                                                                                           ----------------

PHARMACEUTICALS                                                              9.4%
     AMGEN, INC.                                                                              *8,350                516,030
     CHIRON CORPORATION                                                                       *3,900                222,261
     ELI LILLY & CO.                                                                           4,300                302,419
     PFIZER, INC.                                                                             36,814              1,300,639
     SANOFI-SYNTHELABO SA-ADR                                                                  9,200                347,300
     TEVA PHARMACEUTICAL - SP ADR                                                              2,400                136,104
                                                                                                           ----------------
                                                                                                                  2,824,753
                                                                                                           ----------------

PRINTING & PUBLISHING                                                        2.0%
     THE NEWS CORPORATION, LTD. - SPONSORED ADR                                               16,300                588,430
                                                                                                           ----------------

RESTAURANTS                                                                  0.7%
     STARBUCKS CORP.                                                                          *6,600                218,196
                                                                                                           ----------------


   The accompanying notes are an integral part of these financial statements.

24 Activa Mutual Funds Annual Report


Activa Schedule of Investments continued
GROWTH FUND - 12/31/03
                                                                             % OF          SHARES OR                  VALUE
     SECURITY DESCRIPTION                                             INVESTMENTS          PAR VALUE                (NOTE 2)
----------------------------------------------------------------------------------------------------------------------------
RETAIL STORES                                                                5.0%
     BEST BUY COMPANY, INC.                                                                    4,300       $        224,632
     COACH, INC.                                                                              *6,020                227,255
     DOLLAR GENERAL CORPORATION                                                                6,500                136,435
     LOWE'S COMPANIES                                                                          7,100                393,269
     STAPLES, INC.                                                                           *11,000                300,300
     WAL-MART STORES, INC.                                                                     4,150                220,158
                                                                                                           ----------------
                                                                                                                  1,502,049
                                                                                                           ----------------

SECURITY SERVICES                                                            0.5%
     AMERITRADE HOLDING CORP.                                                                *10,000                140,700
                                                                                                           ----------------

SHOES - LEATHER                                                              1.0%
     NIKE, INC. - CL B                                                                         4,400                301,224
                                                                                                           ----------------

TECHNOLOGY-SOFTWARE                                                          3.4%
     LINEAR TECHNOLOGY                                                                        14,000                588,980
     SAP AKTIENGESELLSCHAFT                                                                   10,700                444,692
                                                                                                           ----------------
                                                                                                                  1,033,672
                                                                                                           ----------------

TOTAL COMMON STOCKS (cost $23,624,975)                                                                           28,948,274
                                                                                                           ----------------

TOTAL INVESTMENTS - 100% (Cost $24,748,759)                                                                $     30,072,057
                                                                                                           ================

*Non-dividend producing as of December 31, 2003


   The accompanying notes are an integral part of these financial statements.

                                            Activa Mutual Funds Annual Report 25


Activa Schedule of Investments
INTERNATIONAL FUND - 12/31/03
                                                                             % OF          SHARES OR                  VALUE
     SECURITY DESCRIPTION                                             INVESTMENTS          PAR VALUE                (NOTE 2)
----------------------------------------------------------------------------------------------------------------------------
CONVERTIBLE BONDS - 0.1%                                                     0.1%
     AXA CNV BOND, 12/21/04                                                                     *775       $         15,631
                                                                                                           ----------------

TOTAL CONVERTIBLE BONDS - (Cost $11,553)                                                                             15,631
                                                                                                           ----------------

COMMON STOCKS - 99.9%
ADVERTISING                                                                  0.6%
     YEN DENTSU, INC.                                                                             34                171,317
                                                                                                           ----------------

ALUMINUM                                                                     0.7%
     ALCAN ALUMINUM LTD.                                                                       4,400                206,580
                                                                                                           ----------------

AUTOMOTIVE                                                                   3.0%
     RENAULT                                                                                   1,700                117,293
     BAYERISCHE MOTOREN WERKE (DEM)                                                            9,866                459,824
     TOYOTA MOTOR                                                                              8,800                297,247
                                                                                                           ----------------
                                                                                                                    874,364
                                                                                                           ----------------

AUTOMOTIVE PARTS & EQUIPMENT                                                 0.5%
     VALEO SA                                                                                  3,650                146,175
                                                                                                           ----------------

BANKING                                                                     10.4%
     HSBC HOLDINGS                                                                            41,601                653,865
     ROYAL BANK OF SCOTLAND                                                                   12,636                372,331
     CHINATRUST FINANCIAL ELN                                                               *130,000                130,574
     BARCLAYS ORD                                                                             35,645                317,933
     SAN PAOLO-IMI SPA                                                                        20,901                272,599
     DBS BANK LIMITED                                                                         33,000                285,639
     MITSUBISHI TOKYO FINAN.                                                                      67                522,646
     CREDIT SUISSE GROUP                                                                      11,800                431,736
                                                                                                           ----------------
                                                                                                                  2,987,323
                                                                                                           ----------------

BANKING & FINANCIAL SERVICES                                                 2.2%
     SKANDINAVISKA ENSKILDA BAN-A                                                             20,700                304,949
     SOCIETE GENERALE -A                                                                       2,300                203,077
     KOOKMIN BANK                                                                              3,100                116,169
                                                                                                           ----------------
                                                                                                                    624,195
                                                                                                           ----------------

BROADCASTING                                                                 2.1%
     BRITISH SKY BROADCASTING                                                                *25,200                317,136
     MEDIA SET (ITL)                                                                          24,300                288,731
                                                                                                           ----------------
                                                                                                                    605,867
                                                                                                           ----------------

BUILDING PRODUCTS                                                            0.5%
     SAMSUNG HEAVY INDUSTRIES CO.                                                            *18,000                 99,555
     HOLDERSBANK REG                                                                          *1,037                 48,297
                                                                                                           ----------------
                                                                                                                    147,852
                                                                                                           ----------------


   The accompanying notes are an integral part of these financial statements.

26 Activa Mutual Funds Annual Report


Activa Schedule of Investments continued
INTERNATIONAL FUND - 12/31/03
                                                                             % OF          SHARES OR                  VALUE
     SECURITY DESCRIPTION                                             INVESTMENTS          PAR VALUE                (NOTE 2)
----------------------------------------------------------------------------------------------------------------------------
BUSINESS SERVICES                                                            1.9%
     DEUTSCHE POST AG                                                                          8,200       $        168,799
     TEPPAN PRINTING                                                                          12,000                124,848
     ADECCO SA - REG                                                                           4,100                263,554
                                                                                                           ----------------
                                                                                                                    557,201
                                                                                                           ----------------

CHEMICALS                                                                    4.8%
     FORMOSA PLASTICS CORP.                                                                  121,946                201,148
     BASF AG                                                                                   4,500                254,005
     ASAHI CHEMICAL INDUSTRY CO. LTD.                                                         56,000                304,115
     NOVARTIS AG-REG                                                                          13,586                616,821
                                                                                                           ----------------
                                                                                                                  1,376,089
                                                                                                           ----------------

COAL                                                                         0.9%
     XSTRATA PLC                                                                              21,594                243,536
                                                                                                           ----------------

COMMERCIAL SERVICES                                                          1.1%
     BOUYGUES                                                                                  8,687                303,738
                                                                                                           ----------------

COMPUTER SOFTWARE                                                            1.2%
     SAP AG                                                                                    2,100                354,414
                                                                                                           ----------------

COMPUTERS                                                                    0.9%
     ASM LITHOGRAPHY HOLDING NV                                                              *13,400                268,670
                                                                                                           ----------------

CONGLOMERATES                                                                0.7%
     LVMH MOET HENNESSY LOUI V SA                                                              2,900                211,062
                                                                                                           ----------------

CONSUMER GOODS & SERVICES                                                    1.1%
     FUJI PHOTO FILM                                                                          10,000                322,852
                                                                                                           ----------------

COSMETICS                                                                    1.7%
     L'OREAL (FFR)                                                                             3,700                303,355
     KAO CORPORATION                                                                           9,000                183,073
                                                                                                           ----------------
                                                                                                                    486,428
                                                                                                           ----------------

CRUISE LINES                                                                 0.6%
     CARNIVAL PLC                                                                              4,100                165,215
                                                                                                           ----------------

DATA PROCESSING & REPRODUCTION                                               0.5%
     CANON, INC.                                                                               3,000                139,685
                                                                                                           ----------------

DIVERSIFIED                                                                  2.3%
     BILLITON PLC                                                                             57,524                502,526
     KEPPEL CORP.                                                                             40,000                143,673
                                                                                                           ----------------
                                                                                                                    646,199
                                                                                                           ----------------


   The accompanying notes are an integral part of these financial statements.


                                            Activa Mutual Funds Annual Report 27


Activa Schedule of Investments continued
INTERNATIONAL FUND - 12/31/03
                                                                             % OF          SHARES OR                  VALUE
     SECURITY DESCRIPTION                                             INVESTMENTS          PAR VALUE                (NOTE 2)
----------------------------------------------------------------------------------------------------------------------------
ELECTRIC UTILITY                                                             0.7%
     CLP HOLDINGS LIMITED                                                                     41,000       $        195,399
                                                                                                           ----------------

ELECTRICAL & ELECTRONIC                                                      0.4%
     YAGEO CORPORATION ELN                                                                  *264,000                117,420
                                                                                                           ----------------

ELECTRICAL EQUIPMENT                                                         0.9%
     SMC CORPORATION                                                                           2,000                248,950
                                                                                                           ----------------

ELECTRONICS                                                                  6.4%
     ELECTROCOMPONENTS PLC                                                                    35,776                208,145
     ROYAL PHILIPS ELEC. ADR                                                                  *5,700                165,813
     STMICROELECTRONICS NV                                                                    10,018                271,679
     PHILIPS ELECTRONICS (NLG)                                                                 6,500                189,802
     FANUC LTD.                                                                                2,300                137,781
     KYOCERA CORPORATION                                                                       4,600                306,466
     LG ELECTRONICS, INC.                                                                      3,830                188,366
     MATSUSHITA ELECTRIC INDL. CO.                                                            19,000                262,741
     STMICROELECTRONICS N.V. - NY SHARES                                                       4,100                110,741
                                                                                                           ----------------
                                                                                                                  1,841,534
                                                                                                           ----------------

ENTERTAINMENT                                                                1.0%
     THOMSON MULTIMEDIA                                                                       13,059                277,882
                                                                                                           ----------------

FINANCIAL & INSURANCE                                                        1.0%
     UFJ HOLDINGS                                                                                *60                288,327
                                                                                                           ----------------

FINANCIAL SERVICES                                                           3.3%
     MAN GROUP PLC                                                                            14,400                376,619
     MIZUHO FINANCIAL GROUP                                                                      *62                188,019
     ING GROUP                                                                                16,800                391,816
                                                                                                           ----------------
                                                                                                                    956,454
                                                                                                           ----------------

FOOD PRODUCTS                                                                0.8%
     NESTLE                                                                                      900                224,864
                                                                                                           ----------------

FOREST PRODUCTS                                                              1.1%
     STORA ENSO OYJ `R' SHRS (FIN)                                                            24,000                323,309
                                                                                                           ----------------

HEALTH CARE                                                                  1.6%
     ROCHE HOLDINGS                                                                            4,645                468,538
                                                                                                           ----------------

HOME BUILDERS                                                                2.1%
     THE BERKELEY GROUP PLC                                                                   13,300                209,519
     GEORGE WIMPEY PLCITY                                                                     57,800                386,205
                                                                                                           ----------------
                                                                                                                    595,724
                                                                                                           ----------------


   The accompanying notes are an integral part of these financial statements.

28 Activa Mutual Funds Annual Report


Activa Schedule of Investments continued
INTERNATIONAL FUND - 12/31/03
                                                                             % OF          SHARES OR                  VALUE
     SECURITY DESCRIPTION                                             INVESTMENTS          PAR VALUE                (NOTE 2)
----------------------------------------------------------------------------------------------------------------------------
HOTELS                                                                       1.0%
     INTERCONTINENTAL HOTELS                                                                  29,779       $        282,004
                                                                                                           ----------------

HOUSEHOLD PRODUCTS/WARES                                                     0.6%
     RECKITT BENSKISER                                                                         7,100                160,655
                                                                                                           ----------------

HOUSEWARES                                                                   0.5%
     ASAHI GLASS COMPANY                                                                      19,000                156,014
                                                                                                           ----------------

INFORMATIONAL SERVICES                                                       0.9%
     TELENOR ASA                                                                              40,867                267,213
                                                                                                           ----------------

INSURANCE                                                                    0.9%
     AXA                                                                                      12,400                265,423
                                                                                                           ----------------

IRON/STEEL                                                                   0.8%
     POSCO                                                                                     1,750                239,404
                                                                                                           ----------------

MANUFACTURING-CAPITAL GOODS                                                  0.9%
     MAGNA INTERNATIONAL, INC. - CL A                                                          3,300                265,685
                                                                                                           ----------------

MANUFACTURING - MISCELLANEOUS                                                2.2%
     THYSSEN KRUPP AG                                                                         14,800                293,087
     SIEMENS AG (REGD)                                                                        *4,100                329,944
                                                                                                           ----------------
                                                                                                                    623,031
                                                                                                           ----------------

MEDICAL EQUIPMENT & SUPPLIES                                                 1.1%
     HOYA CORPORATION                                                                          3,500                321,359
                                                                                                           ----------------

NATURAL GAS UTILITY                                                          1.0%
     GAZPROM OAO MOSCOW ADR                                                                    4,000                103,600
     TOKYO GAS CO. LTD.                                                                       50,000                178,222
                                                                                                           ----------------
                                                                                                                    281,822
                                                                                                           ----------------

OIL & GAS EXPLOR PROD & SER                                                  9.2%
     BP AMOCO PLC                                                                             37,000                300,047
     ENCANA CORP.                                                                              5,300                209,170
     TOTAL S.A. `B'(FFR)                                                                       2,500                464,808
     ROYAL DUTCH PETROLEUM COMPANY                                                             5,600                295,257
     REPSOL SA                                                                                12,300                239,856
     LUKOIL HOLDING - ADR                                                                      2,800                260,960
     ENTE NAZIONALE IDROC (ITL)                                                               12,300                232,099
     PETRO-CANADA                                                                              1,900                 93,967
     PRECISION DRILLING CORP.                                                                 *3,400                148,512
     SCHLUMBERGER LTD.                                                                         2,700                147,744
     TALISMAN ENERGY, INC. ADR                                                                 4,600                260,360
                                                                                                           ----------------
                                                                                                                  2,652,780
                                                                                                           ----------------


   The accompanying notes are an integral part of these financial statements.

                                            Activa Mutual Funds Annual Report 29


Activa Schedule of Investments continued
INTERNATIONAL FUND - 12/31/03
                                                                             % OF          SHARES OR                  VALUE
     SECURITY DESCRIPTION                                             INVESTMENTS          PAR VALUE                (NOTE 2)
----------------------------------------------------------------------------------------------------------------------------
PHARMACEUTICALS                                                              3.8%
     GLAXOSMITHKLINE PLC                                                                      33,976       $        778,524
     CHUGAI PHARMACEUTICAL CO. LTD.                                                           14,000                201,306
     TEVA PHARMACEUTICAL - SP ADR                                                              1,900                107,749
                                                                                                           ----------------
                                                                                                                  1,087,579
                                                                                                           ----------------

PRINTING & PUBLISHING                                                        0.6%
     DAI NIPPON PRINTING CO., LTD.                                                            13,000                182,560
                                                                                                           ----------------

RAILROADS                                                                    1.5%
     CANADIAN NATIONAL RAILWAY                                                                 2,900                183,512
     EAST JAPAN RAILWAY CO.                                                                       52                245,031
                                                                                                           ----------------
                                                                                                                    428,543
                                                                                                           ----------------

RETAIL STORES                                                                1.2%
     METRO GR                                                                                 *2,800                123,612
     ITO YOKADO COMPANY                                                                       *7,000                220,118
                                                                                                           ----------------
                                                                                                                    343,730
                                                                                                           ----------------

RETAIL STORES - GROCERY                                                      0.8%
     TESCO ORD SP                                                                             49,500                228,399
                                                                                                           ----------------

REAL ESTATE                                                                  1.5%
     HENDERSON LAND DEVELOPMENT COMPANY LTD.                                                  47,000                207,649
     MITSUBISHI ESTATE CO. LTD. (JP)                                                          24,000                227,526
                                                                                                           ----------------
                                                                                                                    435,175
                                                                                                           ----------------

STEEL                                                                        1.0%
     CHINA STEEL CORP. GDR                                                                     8,000                132,800
     KOBE STEEL, LTD.                                                                       *132,000                165,046
                                                                                                           ----------------
                                                                                                                    297,846
                                                                                                           ----------------

TECHNOLOGY                                                                   1.1%
     ADVANCED SEMICONDUCTOR ELN                                                             *146,000                165,049
     UNITED MICROELECTRONICS CORP. LN                                                       *178,000                152,571
                                                                                                           ----------------
                                                                                                                    317,620
                                                                                                           ----------------

TECHNOLOGY-SOFTWARE                                                          0.5%
     T-ONLINE INTERNATIONAL AG                                                               *10,600                137,046
                                                                                                           ----------------

TOBACCO                                                                      0.6%
     IMPERIAL TOBACCO GROUP PLC                                                                9,000                177,225
                                                                                                           ----------------

TELECOMMUNICATIONS                                                           9.1%
     AMERICA MOVIL-SERIES L ADR                                                               *6,500                177,710
     VODAFONE                                                                                104,731                259,666
     MM02 PLC                                                                               *349,907                482,318
     TELECOM ITALIA                                                                          *42,300                229,961
     FRANCE TELECOM                                                                          *10,393                297,055


   The accompanying notes are an integral part of these financial statements.

30 Activa Mutual Funds Annual Report


Activa Schedule of Investments continued
INTERNATIONAL FUND - 12/31/03
                                                                             % OF          SHARES OR                  VALUE
     SECURITY DESCRIPTION                                             INVESTMENTS          PAR VALUE                (NOTE 2)
----------------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS (CONTINUED)                                               9.1%
     TELE DANMARK `B'                                                                          6,350       $        229,123
     ALCATEL ALSTHOM                                                                         *12,900                166,131
     NOKIA OYJ- ADR                                                                           18,300                311,100
     CHINA TELECOM CORP. LTD.                                                                646,000                266,268
     TELE NORTE LESTE PARTICIPACOES S.A. - ADR                                                12,600                194,418
                                                                                                           ----------------
                                                                                                                  2,613,750
                                                                                                           ----------------

TELECOMMUNICATIONS-SERVICES AND EQUIPMENT                                    1.6%
     SK TELECOM                                                                                1,000                167,016
     DDI CORPORATION                                                                              50                286,461
                                                                                                           ----------------
                                                                                                                    453,477
                                                                                                           ----------------

WHOLESALE DISTRIBUTION                                                       0.5%
     SUMITOMO CORPORATION                                                                     21,000                156,564
                                                                                                           ----------------

TOTAL COMMON STOCKS (Cost $23,600,502)                                                                           28,752,067
                                                                                                           ----------------

TOTAL INVESTMENTS - 100% (Cost $23,612,055)                                                                $     28,767,698
                                                                                                           ================

*Non-dividend producing as of December 31, 2003

At December 31, 2003 the breakdown by country was:

                         % OF MARKET                      ACTUAL
COUNTRY                      VALUE                     MARKET VALUE
-----------------        ------------              --------------
Brazil                           0.7%              $      194,418
Canada                           5.3%                   1,520,358
China                            0.9%                     266,268
Denmark                          0.8%                     229,123
Finland                          2.2%                     634,409
France                           9.6%                   2,771,630
Germany                          7.4%                   2,120,731
Hong Kong                        1.4%                     403,053
Israel                           0.4%                     107,749
Italy                            3.6%                   1,023,388
Japan                           20.3%                   5,838,275
Republic of Korea                2.8%                     810,510
Mexico                           0.6%                     177,710
Netherlands                      5.9%                   1,693,777
Norway                           0.9%                     267,213
Russian Federation               0.9%                     260,960
Singapore                        1.5%                     429,311
Spain                            0.8%                     239,855
Sweden                           1.1%                     304,949
Switzerland                      7.1%                   2,053,809
Taiwan                           1.9%                     545,843
United Kingdom                  22.3%                   6,421,867
United States                    1.6%                     452,492
                         ------------              --------------
                               100.0%              $   28,767,698
                         ============              ==============


   The accompanying notes are an integral part of these financial statements.

                                            Activa Mutual Funds Annual Report 31

Activa Statement of Assets and Liabilities
                                         MONEY MARKET      INTERMEDIATE                                       INTERNATIONAL
As of December 31, 2003                      FUND           BOND FUND       VALUE FUND        GROWTH FUND          FUND
                                        -------------     -------------    -------------     -------------    -------------
ASSETS
Investments at cost                       $30,560,083      $162,168,697     $109,596,513       $24,748,759      $23,612,055
                                        -------------     -------------    -------------     -------------    -------------
Investments at value                       30,560,083       166,678,243      133,057,985        30,072,057       28,767,698
Cash                                              424         1,651,960        4,389,100            12,248          569,562
Foreign currency held at value
     (cost $349)                                   --                --               --                --              349
Receivables:
     Investments sold                              --           315,583               --                --          173,361
     Investment income                          7,237         1,598,515          208,376            15,953           34,014
Other assets                                       --                --            9,913                --           26,291
                                        -------------     -------------    -------------     -------------    -------------
Total Assets                               30,567,744       170,244,301      137,665,374        30,100,258       29,571,275
                                        -------------     -------------    -------------     -------------    -------------
LIABILITIES
Payables:
     Investments purchased                         --                --               --                --           46,559
     Income payable                             9,126                --               --                --               --
     Advisory fees                             27,023           142,153          162,837            50,271           59,001
     Transfer agent fees                        2,010               305           38,516               893              489
     12b-1 fees                                    --            63,641           48,090            10,874           10,412
     Service fees                              11,581            63,641           48,851            10,874           10,412
Other liabilities                                  --                --               --                --              475
Accrued expenses                                7,046            11,517           16,616             7,915           15,166
                                        -------------     -------------    -------------     -------------    -------------
Total Liabilities                              56,786           281,257          314,910            80,827          142,514
                                        -------------     -------------    -------------     -------------    -------------
NET ASSETS                                $30,510,958      $169,963,044     $137,350,464       $30,019,431      $29,428,761
                                        =============     =============    =============     =============    =============
SHARES OUTSTANDING                         30,526,469        16,527,476       19,452,573         4,729,870        4,142,056
                                        =============     =============    =============     =============    =============

NET ASSET VALUE PER SHARE                      $1.00             $10.28                              $6.35            $7.10

Class A based on net assets of
$135,146,120 and 19,141,586
shares outstanding                                                                 $7.06

Class R based on net assets of
$2,204,344 and 310,987
shares outstanding                                                                 $7.09


   The accompanying notes are an integral part of these financial statements.

32 Activa Mutual Funds Annual Report

Activa Statement of Operations

For the year ended December 31, 2003
                                         MONEY MARKET      INTERMEDIATE                                       INTERNATIONAL
                                             FUND            BOND FUND       VALUE FUND        GROWTH FUND         FUND
                                        -------------     -------------    -------------     -------------    -------------
INVESTMENT INCOME
Interest                                     $412,265        $8,894,445          $18,932            $3,912           $1,806
Dividends                                          --                --        2,708,354           214,082          512,768
Miscellaneous                                    (336)           22,565           68,372            11,442           21,848
                                        -------------     -------------    -------------     -------------    -------------
Total Investment Income                       411,929         8,917,010        2,795,658           229,436          536,422
                                        -------------     -------------    -------------     -------------    -------------
EXPENSES
Advisory fees                                 114,079           561,235          595,071           181,047          207,081
12b-1 fees                                         --           250,772          175,937            38,964           36,544
Service fees                                   48,891           250,772          178,522            38,964           36,544
Shareholder report                              3,849             1,618           50,495             2,382            1,871
Fund accounting fees                           39,302            67,403           69,771            41,992           53,981
Audit fees                                     15,723            15,723           18,223            15,723           15,723
Custodian fees                                 11,825            20,009           36,860            14,677           54,982
Insurance                                       1,209             5,560            3,747               846              725
Legal fees                                      8,600             8,600           13,177             9,656            8,600
Organization expense                               --                --           14,260                --               --
Registration fees                               1,892             7,582            5,053             1,330            1,302
Transfer agent fees                             8,366             1,210          154,371             3,653            1,991
Transfer agent fees - Class R                      --                --            3,446                --
                                        -------------     -------------    -------------     -------------    -------------
Total Expenses                                253,736         1,190,484        1,318,933           349,234          419,344
                                        -------------     -------------    -------------     -------------    -------------
Net Investment Income (Loss)                  158,193         7,726,526        1,476,725          (119,798)         117,078
                                        -------------     -------------    -------------     -------------    -------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS,
     FOREIGN CURRENCY AND FUTURES CONTRACTS
     Net realized gain (loss) from
        security transactions                      --         4,210,993       (3,821,493)         (424,586)       1,492,467
     Net realized gain (loss) from
        foreign currency transactions              --                --               --                --          (38,823)
     Net realized gain (loss) from
        futures contracts                          --                --          146,735                --               --
     Changes in net unrealized
        appreciation or (depreciation)
        of investments and
        foreign currency                           --        (6,211,546)      33,045,072         7,181,253        5,561,455
                                        -------------     -------------    -------------     -------------    -------------
Net Gain (Loss) from Investments,
     Foreign Currency and
     Futures Contracts                             --        (2,000,553)      29,370,314         6,756,667        7,015,099
                                        -------------     -------------    -------------     -------------    -------------
NET INCREASE (DECREASE) IN
     NET ASSETS RESULTING
     FROM OPERATIONS                         $158,193        $5,725,973      $30,847,039        $6,636,869       $7,132,177
                                        =============     =============    =============     =============    =============


   The accompanying notes are an integral part of these financial statements.

                                            Activa Mutual Funds Annual Report 33

Activa Statement of Changes in Net Assets
                                             MONEY MARKET FUND          INTERMEDIATE BOND FUND             VALUE FUND
                                            YEAR           YEAR          YEAR           YEAR          YEAR           YEAR
                                            ENDED          ENDED         ENDED          ENDED         ENDED          ENDED
Increase (Decrease) in:                   12/31/03       12/31/02      12/31/03       12/31/02      12/31/03       12/31/02
                                         -------------------------   ---------------------------  ---------------------------
NET ASSETS FROM OPERATIONS
Net investment income (loss)                $158,193      $437,217     $7,726,526     $8,971,219    $1,476,725     $1,245,104
Net realized gain (loss) on investments           --            65      4,210,993         46,834    (3,674,758)   (15,822,782)
Net increase (decrease) in unrealized
     appreciation                                 --            --     (6,211,546)     5,346,576    33,045,072    (10,474,281)
                                         -----------   -----------   ------------   ------------  ------------   ------------
Net increase (decrease) in net assets
     resulting from operations               158,193       437,282      5,725,973     14,364,629    30,847,039    (25,051,959)

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income:
     Class A                                (158,193)     (437,217)    (7,160,355)    (8,623,481)   (1,438,340)    (1,315,653)
     Class R                                      --            --             --             --       (23,052)       (19,018)
Net realized gain from investment
     transactions:
     Class A                                      --            --     (5,392,480)      (636,140)           --             --
     Class R                                      --            --             --             --            --             --
                                         -----------   -----------   ------------   ------------  ------------   ------------
Total distributions to shareholders         (158,193)     (437,217)   (12,552,835)    (9,259,621)   (1,461,392)    (1,334,671)

CAPITAL SHARE TRANSACTIONS
Net proceeds from sale of shares:
     Class A                               3,590,366     4,054,824        168,664        202,874       445,288      1,566,536
     Class R                                      --            --             --             --       637,451        911,704
Net asset value of shares issued to
     shareholders in reinvestment of
     investment income and realized
     gain from security transactions:
     Class A                                 172,625       478,276     12,550,220      9,258,314     1,413,113      1,293,676
     Class R                                      --            --             --             --        22,971         18,924
Payment for shares redeemed:
     Class A                              (9,421,279)  (10,039,054)       (91,774)   (17,262,296)   (5,822,991)    (7,465,393)
     Class R                                      --            --             --             --      (388,785)      (744,663)
                                         -----------   -----------   ------------   ------------  ------------   ------------
Net increase (decrease) in
     net assets derived from
     capital share transactions           (5,658,288)   (5,505,954)    12,627,110     (7,801,108)   (3,692,953)    (4,419,216)
                                         -----------   -----------   ------------   ------------  ------------   ------------
Net Increase (Decrease) in Net Assets     (5,658,288)   (5,505,889)     5,800,248     (2,696,100)   25,692,694    (30,805,846)
Net Assets, beginning of year or period   36,169,246    41,675,135    164,162,796    166,858,896   111,657,770    142,463,616
                                         -----------   -----------   ------------   ------------  ------------   ------------
Net Assets, end of year or period        $30,510,958   $36,169,246   $169,963,044   $164,162,796  $137,350,464   $111,657,770
                                         ===========   ===========   ============   ============  ============   ============

NET ASSETS CONSIST OF:
     Capital                             $30,526,469   $36,184,757   $165,685,652   $153,058,541  $144,775,094   $148,468,047
     Undistributed net investment
        income (loss)                             --            --             --             --            --             --
     Return of capital                            --            --         (8,051)       (27,963)      (72,378)       (87,712)
     Undistributed net realized gain
        (loss) from investments              (15,511)      (15,511)      (224,103)       411,125   (30,932,914)   (27,258,156)
     Unrealized appreciation
        (depreciation) of investments
        and foreign currency                      --            --      4,509,546     10,721,093    23,580,662     (9,464,409)
                                         -----------   -----------   ------------   ------------  ------------   ------------
                                         $30,510,958   $36,169,246   $169,963,044   $164,162,796  $137,350,464   $111,657,770
                                         ===========   ===========   ============   ============  ============   ============

TRANSACTIONS IN FUND SHARES
Shares sold:
     Class A                               3,590,366     4,054,824         15,817         19,253        74,730        263,062
     Class R                                      --            --             --             --       105,917        150,410
Reinvested distributions:
     Class A                                 172,625       478,276      1,197,717        882,833       204,207        228,969
     Class R                                      --            --             --             --         3,305          3,344
Shares redeemed:
     Class A                              (9,421,279)  (10,039,054)        (8,638)    (1,634,736)     (963,071)    (1,218,284)
     Class R                                      --            --             --             --       (65,384)      (125,705)
                                         -----------   -----------   ------------   ------------  ------------   ------------
Net increase (decrease) in fund shares    (5,658,288)   (5,505,954)     1,204,896       (732,650)     (640,296)      (698,204)
Shares outstanding, beginning of
     year or period                       36,184,757    41,690,711     15,322,580     16,055,230    20,092,869     20,791,073
                                         -----------   -----------   ------------   ------------  ------------   ------------
Shares outstanding, end of year
     or period                            30,526,469    36,184,757     16,527,476     15,322,580    19,452,573     20,092,869
                                         ===========   ===========   ============   ============  ============   ============

   The accompanying notes are an integral part of these financial statements.

34 Activa Mutual Funds Annual Report

Activa Statement of Changes in Net Assets continued
                                                                              GROWTH FUND              INTERNATIONAL FUND
                                                                         YEAR           YEAR          YEAR           YEAR
                                                                         ENDED          ENDED         ENDED          ENDED
Increase (Decrease) in:                                                12/31/03       12/31/02      12/31/03       12/31/02
                                                                      ---------------------------  --------------------------
NET ASSETS FROM OPERATIONS
Net investment income (loss)                                            ($119,798)     ($108,979)     $117,078         $6,848
Net realized gain (loss) on investments                                  (424,586)    (5,632,335)    1,453,644     (3,495,852)
Net increase (decrease) in unrealized appreciation                      7,181,253     (1,564,826)    5,561,455       (495,338)
                                                                      -----------    -----------   -----------    -----------
Net increase (decrease) in net assets resulting from operations         6,636,869     (7,306,140)    7,132,177     (3,984,342)
DISTRIBUTIONS TO SHAREHOLDERS
Net investment income:
     Class A                                                                   --             --       (90,086)        (4,878)
     Class R                                                                   --             --            --             --
Net realized gain from investment transactions:
     Class A                                                                   --             --            --             --
     Class R                                                                   --             --            --             --
                                                                      -----------    -----------   -----------    -----------
Total distributions to shareholders                                            --             --       (90,086)        (4,878)
CAPITAL SHARE TRANSACTIONS
Net proceeds from sale of shares:
     Class A                                                              172,482      9,999,838       952,630      6,960,282
     Class R                                                                   --             --            --             --
Net asset value of shares issued to shareholders in reinvestment of investment income and realized gain from
     security transactions:
     Class A                                                                   --             --        90,083          4,876
     Class R                                                                   --             --            --             --
Payment for shares redeemed:
     Class A                                                             (109,318)      (286,547)     (893,102)      (197,964)
     Class R                                                                   --             --            --             --
                                                                      -----------    -----------   -----------    -----------
Net increase (decrease) in net assets derived from
     capital share transactions                                            63,164      9,713,291       149,611      6,767,194
                                                                      -----------    -----------   -----------    -----------
Net Increase (Decrease) in Net Assets                                   6,700,033      2,407,151     7,191,702      2,777,974
Net Assets, beginning of year or period                                23,319,398     20,912,247    22,237,059     19,459,085
                                                                      -----------    -----------   -----------    -----------
Net Assets, end of year or period                                     $30,019,431    $23,319,398   $29,428,761    $22,237,059
                                                                      ===========    ===========   ===========    ===========
NET ASSETS CONSIST OF:
     Capital                                                          $37,653,489    $37,590,325   $35,476,472    $35,326,860
     Undistributed net investment income (loss)                          (548,387)      (428,590)     (767,698)      (755,913)
     Return of capital                                                         --             --            --             --
     Undistributed net realized gain (loss) from investments          (12,408,969)   (11,984,382)  (10,441,768)   (11,934,188)
     Unrealized appreciation (depreciation) of
        investments and foreign currency                                5,323,298     (1,857,955)    5,161,755       (399,700)
                                                                      -----------    -----------   -----------    -----------
                                                                      $30,019,431    $23,319,398   $29,428,761    $22,237,059
                                                                      ===========    ===========   ===========    ===========
TRANSACTIONS IN FUND SHARES
Shares sold:
     Class A                                                               29,961      1,962,194       157,871      1,278,604
     Class R                                                                   --             --            --             --
Reinvested distributions:
     Class A                                                                   --             --        13,056            906
     Class R                                                                   --             --            --             --
Shares redeemed:
     Class A                                                              (19,669)       (49,382)     (147,844)       (33,404)
     Class R                                                                   --             --            --             --
                                                                      -----------    -----------   -----------    -----------
Net increase (decrease) in fund shares                                     10,292      1,912,812        23,083      1,246,106
Shares outstanding, beginning of year or period                         4,719,578      2,806,766     4,118,973      2,872,867
                                                                      -----------    -----------   -----------    -----------
Shares outstanding, end of year or period                               4,729,870      4,719,578     4,142,056      4,118,973
                                                                      ===========    ===========   ===========    ===========


   The accompanying notes are an integral part of these financial statements.

                                            Activa Mutual Funds Annual Report 35

Activa Notes to Financial Statements

1. ORGANIZATION

Activa Mutual Fund Trust (Trust) was organized as a Delaware business trust on February 2, 1998. The trust consists of five funds, each open-end management investment companies registered under the Investment Company Act of 1940. The funds are: the Activa Money Market Fund (Money Market Fund), the Activa Intermediate Bond Fund (Intermediate Bond Fund), the Activa Value Fund (Value
Fund), the Activa Growth Fund (Growth Fund) and the Activa International Fund (International Fund) collectively referred to as the Funds. The Value Fund is the successor to Amway Mutual Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

Investment Objectives

The Money Market Fund's investment objective is to seek a high level of current income as is consistent with preservation of capital and liquidity. The Money Market Fund invests in a broad spectrum of high quality U.S. dollar-denominated money market securities, with the average weighted maturity of the securities held not to exceed 90 days.

The Intermediate Bond Fund's investment objective is to seek a high level of current income as is consistent with moderate risk of capital and maintenance of liquidity. The Intermediate Bond Fund invests primarily in investment-grade debt securities, with average maturity of three to ten years.

The Value Fund's investment objective is to seek long-term capital appreciation, and invests primarily in common stocks of U.S. companies which are considered by the investment manager to be undervalued.

The Growth Fund seeks long-term growth of capital, and invests primarily in common stocks believed by the investment manager to have long-term growth potential.

The International Fund seeks maximum long-term capital appreciation. The International Fund invests primarily in common stocks of non-U.S. companies which are believed by the investment manager to have potential for above-average growth of earnings.

Classes of Shares

The Value Fund offers two classes of shares (Class A and Class R). The Class R shares are offered to tax-exempt retirement and benefit plans of Alticor, Inc. and its affiliates, and are not subject to any sales charges or 12b-1 distribution fees. Each share of Class A and Class R represents an equal proportionate interest in the Value Fund and, generally, will have identical voting, dividend, liquidation, and other rights and the same terms and conditions. Each class will have exclusive voting rights with respect to matters affecting only that class. Each class bears different distribution, shareholder servicing and transfer agent expenses. Income, non-class specific expenses, and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

Security Valuation

Net asset values per share are calculated at 4 p.m., the normal close of business on the New York Stock Exchange. Investments in securities listed or admitted to trading on a national securities exchange are valued at their last reported sale price before the time of valuation. If a security is traded only in the over-the-counter market, or if no sales have been reported for a listed security on that day, it is valued at the mean between the current closing bid and ask prices. Short-term securities maturing within 60 days are valued at amortized cost, which approximates fair value. Portfolio debt securities with remaining maturities greater than 60 days are valued by pricing agents approved by the Board of Trustees. Foreign securities are converted to U.S. dollars using exchange rates at the close of the New York Stock Exchange. Securities for which market quotations are not readily available, including any restricted securities (none at December 31, 2003), and other assets of the Funds are valued at fair market value as determined by the Fund's Board of Trustees.

Derivative Transactions

The Funds (except the Money Market Fund) may trade in derivative contracts to hedge portfolio holdings and for investment purposes. Hedging activities are intended to reduce various risks associated with fluctuations in foreign currency exchange rates. When entering into a forward currency contract, the fund agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily. The fund's net equity in the contracts is included as unrealized gains or losses in the statement of assets and liabilities. This unrealized gain or loss is the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date. The current year change in unrealized gains and


36 Activa Mutual Funds Annual Report

Activa Notes to Financial Statements continued


losses and realized gains and losses are included in the statement of operations. These instruments involve market risk, credit risk, or both kinds of risk, in excess of the amount recognized in the statements of assets and liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and security values and interest rates. There were no foreign currency contracts outstanding at December 31, 2003.

Security Transactions

Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Original issue discounts are accreted and premium is amortized on debt securities to interest income over the life of a security with a corresponding adjustment in the cost basis. Realized gains and losses from security transactions and unrealized appreciation and depreciation of investments are reported on a specific identification basis. Dividends and distributions to shareholders are recorded by the Funds on the ex-dividend date.

Foreign Currency Translation

Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

Net realized gains and losses from foreign currency and investment transactions disclosed in the Statement of Operations consist of net gains and losses on disposition of foreign currency, currency gains and losses realized between trade and settlement dates on security transactions, and the difference between the amount of net investment income accrued and the amount actually received in U.S. dollars. Net unrealized foreign exchange gains and losses arise from changes in fair values of assets and liabilities other than investments in securities at period end, resulting from changes in exchange rates. The effects of foreign currency exchange rates on foreign securities held are included in net realized and unrealized gain or loss on investments.

Futures Contracts

The Funds may use futures contracts to manage its exposure to the stock and bond markets. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of the futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown at the end of the schedule of investments. This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contract's terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Security Lending

The Funds lend portfolio securities from time to time in order to earn additional income. The Funds receive collateral in the form of U.S. Treasury obligations, letters of credit, and/or cash against the loaned securities, and maintain collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Funds could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. At December 31, 2003, the value of the securities loaned and the collateral received amounted to $38,978,784 and $39,737,641 respectively.

Reorganization Costs

Reorganization costs incurred prior to June 30, 1998 in connection with the reorganization of Amway Mutual Fund and the issuance of Class R shares were amortized over a period of 60 months using the straight-line method in the Value Fund. The cost was fully amortized as of June 17, 2003.

Income Taxes

It is the Funds' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to make distributions of income and capital

                                            Activa Mutual Funds Annual Report 37

Activa Notes to Financial Statements continued

gains sufficient to relieve it from substantially all federal income taxes. Foreign taxes are provided for based on each fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Dividend Distributions

The Money Market Fund and Intermediate Bond Fund declare dividends daily and monthly respectively, and distribute dividends monthly, and capital gains (if any) are distributed annually. The Value Fund, Growth Fund and International Fund declare and distribute dividends and capital gains (if any) annually.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The Funds have entered into investment advisory agreements with Activa Asset Management LLC (the Adviser), effective June 11, 1999. The Funds employ the investment adviser to provide investment advice and manage on a regular basis the investment portfolios for the Funds. Except when otherwise specifically directed by the Funds, the Investment Adviser will make investment decisions on behalf of the Funds and place all orders for the purchase and sale of portfolio securities for the Funds' accounts. The Adviser shall be permitted to enter into an agreement with another advisory organization (sub-adviser), whereby the sub-adviser will provide all or part of the investment advice and services required to manage the Funds' investment portfolios as provided for in these agreements. In return for these services, the Funds pay the adviser an annual rate as follows:

FUND                 % OF AVERAGE NET ASSETS
----                 -----------------------

Money Market         .35% until assets total $500 million; when assets
                     reach $500 million, .35% on first $100 million; .325% on next $100 million; .30% on assets in excess of $200 million

Intermediate Bond    .40% on first $50 million; .32% on next $100 million; .24%
                     on assets in excess of $150 million

Value .50% on first $350 million; .45% on assets in excess of $350 million; the minimum annual fee shall be $350,000 plus .20%

Growth .70% on first $25 million; .65% on next $25 million; .60% on assets in excess of $50 million

International        .85% on first $50 million; .75% on assets in excess of
                     $50 million

As permitted by the above agreements, the Adviser has retained the following sub-advisers:

FUND                 SUB-ADVISER
----                 -----------

Money Market         J.P. Morgan Investment
                     Management, Inc.

Intermediate Bond    McDonnell Investment Management, LLC

Value                Wellington Management Company, LLP*

Growth               State Street Research &
                     Management Company

International        Nicholas-Applegate Capital Management

*Wellington Management Company, LLP became sub-adviser for the Value Fund effective December 30, 1999. Prior to that agreement, sub-advisory services were provided by Ark Asset Management Co., Inc.

Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Money Market Fund, Value Fund, Intermediate Bond Fund, Growth Fund and International Fund have entered into a Plan and Agreement of Distribution with Activa Asset Management LLC. Under the terms of the agreement, Activa Asset Management LLC provides services in connection with distributing the Funds' shares (except Value Fund Class R). For these services rendered, the Funds compensate Activa Asset Management LLC monthly at a maximum annual rate of .25 of 1% of the average net assets of the Fund. For the year ended December 31, 2003 the Board of Trustees approved an annual rate of .15 of 1%, for all funds except the Money Market Fund. Activa Asset Management LLC is not presently providing services under the distribution plan on behalf of the Money Market Fund and is receiving no such compensation.


38 Activa Mutual Funds Annual Report

Activa Notes to Financial Statements continued


The Funds have a transfer agency and dividend disbursing agency agreement with Activa Asset Management LLC. Under these agreements, Activa Asset Management LLC is the agent for transfer of the Funds' shares and disbursement of the Funds' distributions. For these services, The Money Market, Intermediate Bond, Value (Class A), Growth and International Funds pay a monthly fee based upon $1.167 per account in existence during the month. The transfer agent is compensated by the Value Fund (Class R) at a monthly rate of 1/12 of .20% (.20% annually) of average net assets.

On June 11, 1999 the Trust entered into an administrative agreement with Activa Asset Management LLC. Under the terms of the agreement Activa Asset Management LLC will act as administrator for the Funds. As administrator of the Funds, Activa Asset Management LLC will furnish office space and office facilities, equipment and personnel, pay the fees of all Trustees of the Trust, as well as providing services relating to compliance, tax and financial service requirements. For these services, the administrator will be compensated quarterly by each fund at an annual rate of .15% of average daily net assets.

On July 9, 1999 the Trust entered into a Fund Accounting Agreement with Bisys Fund Services Ohio, Inc. (Fund Accountant). As stated in the agreement, the Fund Accountant is responsible for the maintenance of books and records, performance of daily accounting services, providing the Funds' management with monthly financial statements and certain information necessary for meeting compliance requirements. The Fund Accountant is compensated by each fund based upon an annual fee of $35,000 for assets up to $100 million; $50,000 for assets between $100 million and $1 billion; and $75,000 for assets in excess of $1 billion. In addition, each fund will pay the Fund Accountant an annual fee of $2,500 for portfolio accounting reports provided to investment adviser personnel through internet access.

Prior to June 11, 1999 the Value Fund had substantially the same agreements for all of the above services provided by Amway Management Company, the former Adviser, Transfer Agent, Distributor and Underwriter.

Two individuals and their families, which own (directly or indirectly) the majority of the shares outstanding of the Trust, also indirectly own 100% of the Adviser.

4. INVESTMENT TRANSACTIONS

At December 31, 2003, the cost of investments owned by the Value Fund was $110,692,731 for federal income tax purposes. Aggregate gross unrealized appreciation on securities in which there was an excess of market value over tax cost was $24,379,723. Aggregate gross unrealized depreciation on securities in which there was an excess of tax cost over market value was $2,014,470. Net unrealized appreciation for tax purposes was $22,365,253, at December 31, 2003.

The unrealized appreciation (depreciation) at October 31, 2003 based upon cost of both long-term and short-term securities for the funds that have elected an October 31st year-end for federal income tax purposes were as follows:

                                                              Net       Cost for
                            Gross          Gross       unrealized        federal
                       unrealized     unrealized     appreciation     income tax
Fund                 appreciation   depreciation   (depreciation)       purposes
                     ------------   ------------   --------------   ------------

Money Market           $      N/A     $      N/A      $      N/A    $ 30,749,174
Intermediate
  Bond                  4,836,145      1,477,524       3,358,621     161,307,379
Growth                  4,412,521        422,352       3,990,169      24,789,623
International           3,990,624         93,361       3,897,263      22,305,565

5. SUBSEQUENT EVENTS

A certain class of Independent Business Owners of Alticor, Inc. received part of its Emerald profit-sharing bonus in common stock shares of the Value Fund or Money Market Fund. On January 8, 2004, Alticor, Inc. purchased 8,811 Value Fund shares valued at $62,908 (based upon the net asset value of $7.14 per share) and 1,711,697 Money Market Fund shares valued at $1,711,697 (based upon the net asset value of $1.00 per share) and transferred the shares to these Independent Business Owners.

On January 20, 2004, the Intermediate Bond Fund declared and paid a dividend of $.023095 per share, to shareholders of record on January 16, 2004. The amount distributed was $381,712.

On February 4, 2004 Jay Van Andel, a principal shareholder of the Activa Mutual Fund, who owns all the outstanding securities of JVA Properties Corporation, the General Partner for JVA Enterprises Limited Partnership redeemed $30,000,000 from the Activa Value Fund, via a redemption in kind, as part of a reallocation of investment assets.

                                            Activa Mutual Funds Annual Report 39

Activa Financial Highlights
                                                                                MONEY MARKET FUND
                                                        ----------------------------------------------------------------
                                                             YEAR         YEAR          YEAR          YEAR         YEAR
                                                            ENDED        ENDED         ENDED         ENDED        ENDED
Per share outstanding for each year or period            12/31/03     12/31/02      12/31/01      12/31/00     12/31/99 2
                                                        ---------    ---------     ---------     ---------    ---------
Net Asset Value, Beginning of Period                        $1.00        $1.00         $1.00         $1.00        $1.00
Income from investment operations:
                Net investment income (loss)                 0.01         0.01          0.04          0.06         0.02
                Net realized and unrealized gains (losses)
                   on securities                               --           --            --            --           --
                                                        ---------    ---------     ---------       ---------  ---------
Total from investment operations                             0.01         0.01          0.04          0.06         0.02
Less Distributions:
                Dividends from net investment income         0.01         0.01          0.04          0.06         0.02
                Dividends in excess of net
                   investment income                           --           --            --            --           --
                Distributions from capital gains               --           --            --            --           --
                                                        ---------    ---------     ---------     ---------    ---------
Total Distributions                                          0.01         0.01          0.04          0.06         0.02
                                                        ---------    ---------     ---------     ---------    ---------
Net Asset Value, End of Period                              $1.00        $1.00         $1.00         $1.00        $1.00
Total Return                                                0.47%        1.14%         3.66%         5.96%        1.83%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period                              30,510,958   36,169,246    41,675,135    48,036,308  122,058,717
Ratio of expenses to average net assets4                     0.8%         0.7%          0.7%          0.6%         0.6%
Ratio of net income (loss) to average net assets             0.5%         1.1%          3.7%          5.8%         5.4%
Portfolio turnover rate                                       N/A          N/A           N/A           N/A          N/A


1    Period from August 30, 1999 (inception) to December 31, 1999

2    Period from August 19, 1999 (inception) to December 31, 1999

3 Effective December 30, 1999, Wellington Management Company, LLP entered into a Sub-Advisory Agreement with the Fund.

4    1999 ratio includes a one time organization expense.

40 Activa Mutual Funds Annual Report

                                                                            INTERMEDIATE BOND FUND
                                                       ----------------------------------------------------------------
                                                            YEAR         YEAR         YEAR          YEAR          YEAR
                                                           ENDED        ENDED        ENDED         ENDED         ENDED
Per share outstanding for each year or period           12/31/03     12/31/02     12/31/01      12/31/00      12/31/99 1
                                                       ---------    ---------    ---------     ---------     ---------
Net Asset Value, Beginning of Period                      $10.71       $10.39       $10.19         $9.87        $10.00
Income from investment operations:
                Net investment income (loss)                0.46         0.53         0.59          0.62          0.19
                Net realized and unrealized gains
                  (losses) on securities                   (0.09)        0.36         0.26          0.32         (0.13)
                                                       ---------    ---------     ---------    ---------     ---------
Total from investment operations                            0.37         0.89         0.85          0.94          0.06
Less Distributions:
                Dividends from net investment income        0.46         0.53         0.59          0.62          0.19
                Dividends in excess of net
                   investment income                          --           --           --            --            --
                Distributions from capital gains            0.34         0.04         0.06            --            --
                                                       ---------    ---------    ---------     ---------     ---------
Total Distributions                                         0.80         0.57         0.65          0.62          0.19
                                                       ---------    ---------    ---------     ---------     ---------
Net Asset Value, End of Period                            $10.28       $10.71       $10.39        $10.19         $9.87
Total Return                                               3.49%        8.85%        8.49%         9.84%         0.63%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period                            169,963,044  164,162,796  166,858,896   153,657,144   162,078,586
Ratio of expenses to average net assets4                    0.7%         0.7%         0.7%          0.7%          0.7%
Ratio of net income (loss) to average net assets            4.6%         5.3%         5.7%          6.2%          5.7%
Portfolio turnover rate                                   104.0%        52.3%        44.8%         39.9%         64.6%

                                                                               VALUE FUND - CLASS A
                                                       ------------------------------------------------------------------
                                                            YEAR          YEAR          YEAR          YEAR          YEAR
                                                           ENDED         ENDED         ENDED         ENDED         ENDED
Per share outstanding for each year or period           12/31/03      12/31/02      12/31/01      12/31/00      12/31/99 3
                                                       ---------     ---------     ---------     ---------     ---------
Net Asset Value, Beginning of Period                       $5.56         $6.85         $7.44         $6.61         $7.18
Income from investment operations:
                Net investment income (loss)                0.08          0.07          0.06          0.08          0.09
                Net realized and unrealized gains
                  (losses) on securities                    1.50         (1.29)        (0.59)         0.83         (0.57)
                                                       ---------     ---------     ---------     ---------     ---------
Total from investment operations                            1.58         (1.22)        (0.53)         0.91         (0.48)
Less Distributions:
                Dividends from net investment income        0.08          0.07          0.06          0.08          0.09
                Dividends in excess of net
                   investment income                          --            --            --            --            --
                Distributions from capital gains              --            --            --            --            --
                                                       ---------     ---------     ---------     ---------     ---------
Total Distributions                                         0.08          0.07          0.06          0.08          0.09
                                                       ---------     ---------     ---------     ---------     ---------
Net Asset Value, End of Period                             $7.06         $5.56         $6.85         $7.44         $6.61
Total Return                                              28.37%       -17.87%        -7.05%        13.82%        -6.70%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period                            135,146,120   110,168,624   140,823,782   170,658,789   178,437,477
Ratio of expenses to average net assets4                    1.1%          1.1%          1.1%          1.1%          1.1%
Ratio of net income (loss) to average net assets            1.2%          1.0%          0.9%          1.1%          1.2%
Portfolio turnover rate                                    65.7%         84.9%         91.5%        113.9%        144.5%


                                            Activa Mutual Funds Annual Report 41

                                                                             VALUE FUND - CLASS R
                                                       --------------------------------------------------------------
                                                            YEAR         YEAR         YEAR         YEAR         YEAR
                                                           ENDED        ENDED        ENDED        ENDED        ENDED
Per share outstanding for each year or period           12/31/03     12/31/02     12/31/01     12/31/00     12/31/99 3
                                                       ---------    ---------    ---------    ---------    ---------
Net Asset Value, Beginning of Period                       $5.57        $6.86        $7.44        $6.60        $7.16
Income from investment operations:
                Net investment income (loss)                0.07         0.07         0.06         0.08         0.10
                Net realized and unrealized gains
                   (losses) on securities                   1.52        (1.29)       (0.58)        0.84        (0.56)
                                                       ---------    ---------    ---------    ---------    ---------
Total from investment operations                            1.59        (1.22)       (0.52)        0.92        (0.46)
Less Distributions:
                Dividends from net investment income        0.07         0.07         0.06         0.08         0.10
                Dividends in excess of net
                   investment income                          --           --           --           --           --
                Distributions from capital gains              --           --           --           --           --
                                                       ---------    ---------    ---------    ---------    ---------
Total Distributions                                         0.07         0.07         0.06         0.08         0.10
                                                       ---------    ---------    ---------    ---------    ---------
Net Asset Value, End of Period                             $7.09        $5.57        $6.86        $7.44        $6.60
Total Return                                              28.65%      -17.76%       -6.92%       13.95%       -6.43%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period                              2,204,343    1,489,146    1,639,834    1,294,980      703,962
Ratio of expenses to average net assets4                    1.0%         1.0%         1.0%         1.0%         1.1%
Ratio of net income (loss) to average net assets            1.3%         1.1%         1.0%         1.1%         1.3%
Portfolio turnover rate                                    65.7%        84.9%        91.5%       113.9%       144.5%

1    Period from August 30, 1999 (inception) to December 31, 1999

2    Period from August 19, 1999 (inception) to December 31, 1999

3 Effective December 30, 1999, Wellington Management Company, LLP entered into a Sub-Advisory Agreement with the Fund.

4    1999 ratio includes a one time organization expense.


42 Activa Mutual Funds Annual Report

                                                                                   GROWTH FUND
                                                        ---------------------------------------------------------------
                                                             YEAR         YEAR          YEAR          YEAR         YEAR
                                                            ENDED        ENDED         ENDED         ENDED        ENDED
Per share outstanding for each year or period            12/31/03     12/31/02      12/31/01      12/31/00     12/31/99 1
                                                        ---------    ---------     ---------     ---------    ---------
Net Asset Value, Beginning of Period                        $4.94        $7.45         $9.76        $11.39       $10.00
Income from investment operations:
                Net investment income (loss)                (0.03)       (0.02)        (0.05)        (0.05)       (0.02)
                Net realized and unrealized gains
                   (losses) on securities                    1.44        (2.49)        (2.26)        (1.22)        1.41
                                                        ---------    ---------     ---------     ---------    ---------
Total from investment operations                             1.41        (2.51)        (2.31)        (1.27)        1.39
Less Distributions:
                Dividends from net investment income           --           --            --            --           --
                Dividends in excess of net
                   investment income                           --           --            --            --           --
                Distributions from capital gains               --           --            --          0.36           --
                                                        ---------    ---------     ---------     ---------    ---------
Total Distributions                                            --           --            --          0.36           --
                                                        ---------    ---------     ---------     ---------    ---------
Net Asset Value, End of Period                              $6.35        $4.94         $7.45         $9.76       $11.39
Total Return                                               28.54%      -33.69%       -23.63%       -11.01%       13.80%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period                              30,019,431   23,319,398    20,912,247    27,661,390   33,494,414
Ratio of expenses to average net assets4                     1.4%         1.4%          1.4%          1.3%         1.3%
Ratio of net income (loss) to average net assets            -0.5%        -0.6%         -0.5%         -0.4%        -0.5%
Portfolio turnover rate                                    101.0%       143.0%        190.2%        111.9%        32.1%

                                                                               INTERNATIONAL FUND
                                                        -------------------------------------------------------------
                                                             YEAR         YEAR         YEAR         YEAR         YEAR
                                                            ENDED        ENDED        ENDED        ENDED        ENDED
Per share outstanding for each year or period            12/31/03     12/31/02     12/31/01     12/31/00     12/31/99 1
                                                        ---------    ---------    ---------    ---------    ---------
Net Asset Value, Beginning of Period                        $5.40        $6.77        $9.53       $14.20       $10.00
Income from investment operations:
                Net investment income (loss)                 0.02           --        (0.01)       (0.04)       (0.03)
                Net realized and unrealized gains
                   (losses) on securities                    1.70        (1.37)       (2.75)       (3.59)        4.23
                                                        ---------    ---------    ---------    ---------    ---------
Total from investment operations                             1.72        (1.37)       (2.76)       (3.63)        4.20
Less Distributions:
                Dividends from net investment income         0.02           --           --           --           --
                Dividends in excess of net
                   investment income                           --           --           --           --           --
                Distributions from capital gains               --           --           --         1.04           --
                                                        ---------    ---------    ---------    ---------    ---------
Total Distributions                                          0.02           --           --         1.04           --
                                                        ---------    ---------    ---------    ---------    ---------
Net Asset Value, End of Period                              $7.10        $5.40        $6.77        $9.53       $14.20
Total Return                                               31.90%      -20.22%      -28.96%      -25.31%       42.00%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period                              29,428,761   22,237,059   19,459,085   27,400,022   41,359,176
Ratio of expenses to average net assets4                     1.7%         1.9%         1.7%         1.5%         1.4%
Ratio of net income (loss) to average net assets             0.5%         0.0%        -0.2%        -0.3%        -0.9%
Portfolio turnover rate                                    188.0%       208.2%       231.5%       214.9%        87.6%


                                            Activa Mutual Funds Annual Report 43

Activa Independent Auditors' Report

To the Shareholders and Board of Trustees
Activa Mutual Fund Trust
Grand Rapids, Michigan

We have audited the statements of assets and liabilities, including the schedules of investments, of Activa Mutual Fund Trust (comprising, respectively, Money Market, Intermediate Bond, Value, Growth and International Funds) as of December 31, 2003, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective funds constituting the Activa Mutual Fund Trust, as of December 31, 2003, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America.

/s/ BDO SEIDMAN, LLP
Grand Rapids, Michigan

February 10, 2004

44 Activa Mutual Funds Annual Report

                       This page intentionally left blank.

Logo: Activa Mutual Funds

Activa Mutual Funds
2905 Lucerne SE, Suite 200
Grand Rapids, Michigan 49546
(616) 787-6288 (800) 346-2670
www.activafunds.com

                                                               Printed in U.S.A.

ITEM 2. CODE OF ETHICS.
----------------------

The Code of Ethics adopted by the Board of Trustees is attached hereto as an exhibit (Sarbanes-Oxley Code of Ethics approved at most recent Board Meeting). Activa Mutual Fund Trust hereby undertakes to provide to any person without charge, upon request, a copy of such Code of Ethics. The request can be made in writing addressed to the Fund's address as identified on this Form N-CSR or by telephone at 800-346-2670.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
----------------------------------------

The Audit Committee of the Board of Trustees of Activa Mutual Fund Trust is composed of three of the Fund's Trustees who are not affiliated with the Fund's Investment Adviser. All members are independent. All members have accounting or related financial management experience.

The Trustees have not determined that any of the members of the Audit Committee meet the technical requirements of the definition of "Audit Committee Financial Expert." This is due in large part to what the Trustees view as complexities and vagueness in the definition. In addition, the Trustees believe that there are several reasons why it is not necessary to have a Financial Expert as a member of the Committee. Those reasons include the fact that financial statements of mutual funds are less complex than those of operating companies; the financial statements do not involve accounting issues such as those that led to the Sarbanes-Oxley reform; the Funds have not had any problems with its previous financial statements; the Audit Committee has sufficient financial and accounting experience to satisfy the objectives of Sarbanes-Oxley with respect to overseeing the financial statements, the audit process, and internal controls; and the Audit Committee can hire financial experts to assist it from time to time if circumstances so warrant.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
----------------------------------------------

The following Schedule A summarizes the principal accountant's fees and services provided to the Funds by BDO Seidman LLP for the last two fiscal years and Schedule B is the Pre-Approval Policies and Procedures for the Registrant. The Audit Committee has determined that the services rendered to the Fund's Adviser and to Activa Management Services, who controls the Investment Adviser, are consistent with maintaining the principal accountant's independence.

 SCHEDULE A


                                           PRINCIPAL ACCOUNTANT'S FEES AND SERVICES

                                     2002                                         2003
                      ---------------------------------------   -------------------------------------
                             FUND     INVESTMENT ADVISER(1)         FUND      INVESTMENT ADVISER(1)           AGGREGATE
                      ---------------------------------------   -------------------------------------      ---------------

AUDIT                $ 64,632.50                                $ 55,567.50                                $ 120,200.00

AUDIT-RELATED(2)        1,150.00                                   1,900.00                                    3,050.00

TAX                    20,353.50(3)      17,642.00(4)             24,505.00(5)      20,104.00(6)              82,604.50

OTHER                          -                 -                        -                 -                         -
                       --------------------------------------    -------------------------------------     ---------------

TOTAL                $ 86,136.00       $ 17,642.00               $ 81,972.50       $ 20,104.00             $ 205,854.50
                     ========================================    =====================================     ===============


(1) Includes the Investment Adviser and its parent, Activa Management Services, LLC.

(2) Fees billed for services rendered in connection with review of June 30th Form N-SAR and anti-money laundering procedures.

(3) Fees billed for services rendered in connection with preparation of individual fund tax returns, review of wash sale analysis, preparation of dividend received deduction, and review of board minutes for tax compliance.

(4) Fees billed for services rendered in connection with Federal and State tax return preparation and consultation regarding sale of property.

(5) Fees billed for services rendered in connection with preparation of individual fund tax returns, review of wash sale analysis, preparation of dividend received deduction, ordinary income dividend, review of board minutes for tax compliance, research regarding securities lending and redemption in-kind.

(6) Fees billed for services rendered in connection with Federal and State tax return preparation and consultation regarding tax basis issues related to the sale of real estate. 3.1% of these fees were approved by the Audit Committee pursuant to paragraph (c)(7)(I)(C) of Rule 2-01 of Regulation S-X.

SCHEDULE B

                            ACTIVA MUTUAL FUND TRUST
              PRE-APPROVAL POLICY FOR AUDIT AND NON-AUDIT SERVICES

I.   STATEMENT OF PRINCIPLES

     Under the Sarbanes-Oxley Act of 2002, the Audit Committee of the Board of Trustees is responsible for the appointment, compensation and oversight of the independent auditors. As part of that responsibility, the Audit Committee is required to pre-approve the audit and non-audit services performed by its independent auditors in order to ensure that the provision of such services does not impair the auditors' independence from the Funds. Unless a type of service to be provided by the independent auditors has otherwise received pre-approval, it will require specific pre-approval by the Audit Committee.

     For pre-approvals of services, the Audit Committee will consider whether such services are consistent with the SEC's rules on auditor independence and whether the independent auditors should be precluded from performing any particular service, even if otherwise permitted by the SEC's independence rules. The Audit Committee is also mindful of the relationship between fees for audit and non-audit services in deciding whether to pre-approve such services.

     Appendix A to this Policy describes the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee. The Audit Committee will annually review and pre-approve the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee, and such services will be considered approved through the next annual review. The Audit Committee will revise the list of general pre-approved services from time to time, based on subsequent determinations. The Audit Committee does not delegate its responsibilities to pre-approve services performed by the independent auditors to management.

II.  DELEGATION

     The Audit Committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated shall report any pre-approval decisions to the Audit Committee at its next scheduled meeting.

III. AUDIT SERVICES

     The annual Audit services engagement letter, which incorporates the terms and fees related to Audit, Audit-related and All Other services, as applicable, will be subject to the specific pre-approval of the Audit Committee. The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in scope, the Funds' structure or other matters.

     In addition to the annual Audit services engagement specifically approved by the Audit Committee, the Audit Committee may grant general pre-approval for other Audit services, which are those services that only the independent auditors reasonably can provide. The Audit

Committee has pre-approved the Audit services listed in Appendix A. Any other Audit services not listed in Appendix A must be specifically pre-approved by the Audit Committee.

IV.  AUDIT-RELATED SERVICES

     Audit-related services are assurance and related services that are reasonably related to the performance of the audit of the Funds' financial statements or that are traditionally performed by the independent auditors. The Audit Committee believes that the provision of the Audit-related services does not impair the independence of the independent auditors, and has pre-approved the Audit-related services listed in Appendix A. Any other Audit-related services not listed in Appendix A must be specifically pre-approved by the Audit Committee.

V.   TAX SERVICES

     The annual Tax services engagement letter, which incorporates the terms and fees related to Tax services, will be subject to the specific pre-approval of the Audit Committee. The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in scope, the Funds' structure or other matters.

     The Audit Committee believes that the independent auditors can provide Tax services to the Funds such as tax compliance, tax planning and tax advice without impairing the auditors' independence. However, the Audit Committee will not permit the retention of the independent auditors in connection with a transaction initially recommended by the independent auditors, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported by the Internal Revenue Code and related regulations. The Audit Committee has pre-approved the Tax services listed in Appendix A. Any Tax services not listed in Appendix A must be specifically pre-approved by the Audit Committee.

VI.  ALL OTHER SERVICES

     The Audit Committee may grant general pre-approval to those permissible non-audit services classified as All Other services, provided to the Fund or its investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Funds, if the engagement relates directly to the operations and financial reporting of the Funds, that it believes are routine and recurring services, and would not impair the independence of the independent auditors. The Audit Committee has pre-approved the All Other services listed in Appendix A. Any permissable Other services not listed in Appendix A must be specifically pre-approved by the Audit Committee.

     A list of the SEC's prohibited non-audit services is included in Appendix
B. The SEC's rules and relevant guidance will be consulted to determine the precise definitions of these services and the applicability of exceptions to certain of the prohibitions.

VII. ENGAGEMENT TERMS AND FEE ARRANGEMENTS

         Engagement terms, including fee arrangements, for all services to be provided by the independent auditors will be approved annually by the Audit Committee. Any proposed changes in terms outside the pre-approved terms will require specific pre-approval by the Audit Committee.

VIII. PROCEDURES

     Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditors and the Funds' President and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC's rules on auditor independence. Procedures for notification and pre-approval of services for other domestic and international offices and other departments (e.g., tax department) of the independent auditors will be coordinated through the lead domestic audit partner.

IX.  ADDITIONAL REQUIREMENTS

     The Audit Committee has determined to take additional measures on an annual basis to meet its responsibilities to oversee the work of the independent auditors and to ensure the auditors' independence from the Funds, such as reviewing a formal written statement from the independent auditors describing all relationships between the independent auditors and the Company, consistent with Independence Standards Board Standard No. 1, and discussing with the independent auditors its methods and procedures for ensuring independence.

APPENDIX A

The Audit Committee has considered the planned performance of the following audit and permitted non-audit services by BDO Seidman, LLP for its fiscal year ending December 31, 2003. All other services not listed below must be specifically pre-approved by the Audit Committee.

THE FOLLOWING SERVICES DO NOT INVOLVE PROHIBITED SERVICES AS ESTABLISHED BY THE SEC.

PRE-APPROVED AUDIT SERVICES

o    Audit of financial statements

o    Report on Internal Controls Required by SEC under Form N-SAR

o Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters, consents), and assistance in responding to SEC comment letters

o Consultations by the Funds' management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard setting bodies (Note: Under the SEC's rules, some consultations may be "audit-related" services rather than "audit" services.)

PRE-APPROVED AUDIT-RELATED SERVICES

o    Review and provide comments on Semi-Annual Shareholder Report

o Consultations by the Company's management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard setting bodies (Note:
     Under the SEC's rules, some consultations may be "audit" services rather than "audit-related" services.)

o General assistance with implementation of the requirements of SEC rules or listing standards promulgated pursuant to the Sarbanes-Oxley Act or stock exchanges

o Independent review of Anti-money laundering policies and procedures for the Funds and its adviser

PRE-APPROVED TAX SERVICES

o        U.S. federal and state, tax compliance for the Funds

          >>   Preparation of Forms 1120 RIC

          >> Review of board minutes and comment on compliance with Internal Revenue Code requirements

          >> Planning and consulting regarding review of wash sale gain/loss reports and ordinary income distribution

o    U.S. federal and state tax planning and advice for the Funds

o Consultation by the Company's management as to tax related disclosure in the Company's registration statement and other regulatory filings

Note: Tax compliance generally includes preparation of original and amended tax returns, claims for refunds and tax payment-planning services. Tax planning and tax advice include a range of services such as assistance with tax audits and appeals; tax advice related to mergers and acquisitions; tax advice and assistance regarding statutory, regulatory or administrative developments or interpretation relative to disclosures in the Company's registration statement and other regulatory filings; and requests for rulings or technical advice from taxing authorities.

PRE-APPROVED ALL OTHER SERVICES

o    None

APPENDIX B

PROHIBITED NON-AUDIT SERVICES

o Bookkeeping or other services related to the accounting records or financial statements of the audit client

o    Financial information systems design and implementation

o Appraisal or valuation services, fairness opinions or contribution-in-kind reports

o    Actuarial services

o    Internal audit outsourcing services

o    Management functions

o    Human resources

o    Broker-dealer, investment advisor or investment banking services

o    Legal services

o    Expert services unrelated to the audit

ITEMS 5 - 6.  (RESERVED)

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
--------------------------------------------------------------------------

Municipal Funds - Not applicable to this registrant.
Non-Municipal Funds - Not applicable to this registrant.

ITEM 8. RESERVED.
----------------

ITEM 9. CONTROLS AND PROCEDURES.
-------------------------------

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 10. EXHIBITS.
-----------------

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) in the exact form set forth below: Ex-99.CERT Attached hereto.

(c) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Section 906 of the Sarbanes-Oxley Act of 2002. Ex-99.906 CERT attached hereto.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Activa Mutual Fund Trust
            -----------------------------------------------------------

By (Signature and Title)* /s/ Allan D. Engel
                         ----------------------------------------------
                          Allan D. Engel
                          President, Principal Executive Officer and
                          Principal Financial Officer

Date March 8, 2004
    -------------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*
                         ----------------------------------------------


Date
    -------------------------------------------------------------------

By (Signature and Title)* /s/
                         ----------------------------------------------


Date
    -------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.